Exhibit 10.11

SHARE SUBSCRIPTION AND WARRANT PURCHASE AGREEMENT

dated January 25, 2021

among

The9 Limited

Mr. Jianping Kong
(solely for purposes of Section 5.02)

and

The Purchasers Listed on Schedule A Attached Hereto

ii

SHARE SUBSCRIPTION AND WARRANT PURCHASE AGREEMENT

THIS SHARE Subscription and warrant purchase Agreement (this “Agreement”), dated January 25, 2021, is entered into by and among (i) The9 Limited, an exempted company with limited liability organized and existing under the laws of the Cayman Islands (the “Company”), (ii) solely for purposes of Section 5.02, Mr. Jianping Kong (“Mr. Kong”), and (iii) each of the Persons whose name is set forth in Schedule A attached hereto (the “Purchasers” and each a “Purchaser”).

RECITALS

WHEREAS, the Purchasers desire to subscribe for and purchase, and the Company desires to issue and sell, certain number of Class A Shares (as defined below) pursuant to the terms and conditions set forth in this Agreement;

WHEREAS, the Purchasers desire to subscribe for and purchase, and the Company desires to issue and sell, Tranche I Warrants (as defined below), in the form attached hereto as Exhibit A, pursuant to the terms and conditions set forth in this Agreement.

WHEREAS, the Purchasers desire to subscribe for and purchase, and the Company desires to issue and sell, Tranche II Warrants (as defined below), in the form attached hereto as Exhibit B, pursuant to the terms and conditions set forth in this Agreement.

WHEREAS, the Purchasers desire to subscribe for and purchase, and the Company desires to issue and sell, Tranche III Warrants (as defined below), in the form attached hereto as Exhibit C, pursuant to the terms and conditions set forth in this Agreement.

WHEREAS, the Purchasers desires to subscribe for and purchase, and the Company desires to issue and sell, Tranche IV Warrants (as defined below), in the form attached hereto as Exhibit D, pursuant to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereto, intending to be legally bound, agrees as follows:

ARTICLE I
DEFINITION AND INTERPRETATION

Section 1.01        Definition, Interpretation and Rules of Construction

(a)          As used in this Agreement, the following terms have the following meanings:

“ADSs” means the American depositary shares of the Company, each representing thirty (30) Class A Shares as of the date hereof.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided that none of the Company, nor any of its Subsidiaries shall be considered an Affiliate of the Purchaser. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have correlative meanings.

“Applicable Law” means, with respect to any Person, any transnational, domestic or foreign, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or another day on which commercial banks in the Cayman Islands, the People’s Republic of China (the “PRC” or “China”, which for the purpose of this Agreement shall exclude Hong Kong, Macau SAR and Taiwan), Hong Kong or New York are required or authorized by law or executive order to be closed.

“Class A Shares” means the Class A ordinary shares, par value US$0.01 per share, in the share capital of the Company.

“Class B Shares” means the Class B ordinary shares, par value US$0.01 per share, in the share capital of the Company.

“Company Fundamental Warranties” means any representations and warranties of the Company contained in Section 4.01(a) to 4.01(d) and Section 4.01(g).

“Company SEC Documents” means all registration statements, proxy statements and other statements, reports, schedules, forms and other documents required to be filed or furnished by the Company with the SEC pursuant to the Exchange Act and the Securities Act and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein, in each case, filed or furnished with the SEC.

“Condition” means any condition to any Party’s obligation to effect the Closing as set forth in Article III, and collectively, the “Conditions.”

“Control Documents” means all the contracts included as Exhibits 4.8 to 4.12 to the Company’s annual report on Form 20-F for the year ended December 31, 2019 filed with the SEC on April 30, 2020.

“Employee Benefit Plan” means any written plan, program, policy, contract or other arrangement providing for severance, termination pay, deferred compensation, performance awards, share or share-related awards, housing funds, insurance arrangements, fringe benefits, perquisites, superannuation funds retirement benefits, pension schemes or other employee benefits, that is maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries for the benefit of any current or former employee, director, officer or independent contractor of the Company or any of its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has or would reasonably expect to have any liability or obligation, other than, in each case, one that is sponsored and maintained by a Governmental Authority.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Fully Diluted Basis” means the Company’s outstanding share capital, including (i) all Ordinary Shares, (ii) all preferred shares on an as-converted to Ordinary Shares basis, and (iii) all shares reserved for grant or issuance under the Company’s share equity incentive plans, and assuming full conversion of all convertible securities and exercise of all convertible securities and exercise of all convertible rights, options and warrants, reserved or outstanding, directly or indirectly, into Ordinary Shares of the Company.

“Founder Loan Conversions” means one or more conversions of interest-free loans that Mr. Jun Zhu has provided to the Company as of the date hereof, provided that (x) the aggregate amount of the loan converted shall be no more than US$6,000,000; (y) three-quarters of such loan shall be converted at US$0.1233 per Class A Share (equivalent to US$3.7 per ADS); and (z) one-quarter of such loan shall be converted at US$0.2667 per Class A Share (equivalent to US$8.0 per ADS).

“Governmental Authority” means any supranational, national, provincial, state, municipal, local or other government, whether U.S., PRC or otherwise, any instrumentality, subdivision, administrative agency or commission thereof, court, other governmental authority or regulatory body or instrumentality, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority or any self-regulatory agency (including any stock exchange).

“Hong Kong” means Hong Kong Special Administration Region of the PRC.

“HK Subsidiary” means NBTC Limited, a limited liability company organized under the laws of Hong Kong and wholly owned by the Company.

“Material Adverse Effect” with respect to a Party means any event, fact, circumstance or occurrence that, individually or in the aggregate with any other events, facts, circumstances or occurrences, results in or would reasonably be expected to result in a material adverse change in or a material adverse effect on (i) the financial condition, business or operations of such Party and its Subsidiaries taken as a whole, or (ii) the ability of such Party to consummate the transactions contemplated by the Transaction Agreements and to timely perform its obligations hereunder and thereunder; provided that in determining whether a Material Adverse Effect has occurred under clause (i) above, there shall be excluded any events, facts, circumstances or occurrences relating to or arising in connection with (a) changes in generally accepted accounting principles that are generally applicable to comparable companies (to the extent not materially disproportionately affecting such Party and its Subsidiaries), (b) changes in general economic and market conditions and capital market conditions or changes affecting any of the industries in which such Party and its Subsidiaries operate generally (in each case to the extent not materially disproportionately affecting such Party and its Subsidiaries), (c) the announcement or disclosure of this Agreement or any other Transaction Agreement or the consummation of the transactions hereunder or thereunder, or any act or omission required or specifically permitted by this Agreement and/or any other Transaction Agreement; (d) any pandemic (including the COVID-19 pandemic (or any mutation or variation of the underlying virus thereof or related health condition)), earthquake, typhoon, tornado or other natural disaster or similar force majeure event, (e) in the case of the Company, any failure to meet any internal or public projections, forecasts, or guidance, or (f) in the case of the Company, any change in the Company’s stock price or trading volume, in and of itself; provided further that the underlying causes giving rise to or contributing to any such change or failure under sub-clause (e) or (f) shall not be excluded in determining whether a Material Adverse Effect has occurred except to the extent such underlying causes are otherwise excluded pursuant to any of sub-clauses (a) through (d).

“Nasdaq” means The Nasdaq Stock Market.

“Ordinary Shares” means, collectively, the Class A Shares and the Class B Shares.

“Parties” means, collectively, the Company and the Purchasers.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization.

“Purchaser Fundamental Warranties” means any representations and warranties of the Purchasers contained in Section 4.02(a) to Section 4.02(c) and Section 4.02(g).

“SEC” means the Securities and Exchange Commission of the United States of America or any other federal agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Subsidiary” of a Party means any organization or entity, whether incorporated or unincorporated, which is controlled by such Party and, for the avoidance of doubt, the Subsidiaries of a Party shall include any variable interest entity over which such Party or any of its Subsidiaries effects control pursuant to contractual arrangements and which is consolidated with such Party in accordance with generally accepted accounting principles applicable to such Party and any Subsidiaries of such variable interest entity.

“Subject Securities” means the Subscription Shares, the Tranche I Warrants, the Tranche II Warrants, the Tranche III Warrants and the Tranche IV Warrants, collectively.

“Tranche I Warrants” means the warrants and any replacement warrants to purchase 51,972,990 Class A Shares of the Company at the exercise price of US$0.1233 per Class A Share to be issued by the Company to the Purchasers on the Closing Date in the form attached hereto as Exhibit A.

“Tranche II Warrants” means the warrants and any replacement warrants to purchase 51,972,990 Class A Shares of the Company at the exercise price of US$0.1233 per Class A Share to be issued by the Company to the Purchasers on the Closing Date in the form attached hereto as Exhibit B.

“Tranche III Warrants” means the warrants and any replacement warrants to purchase 51,972,960 Class A Shares of the Company at the exercise price of US$0.1233 per Class A Share to be issued by the Company to the Purchasers on the Closing Date in the form attached hereto as Exhibit C.

“Tranche IV Warrants” means the warrants and any replacement warrants to purchase 51,972,960 Class A Shares of the Company at the exercise price of US$0.2667 per Class A Share to be issued by the Company to the Purchasers on the Closing Date in the form attached hereto as Exhibit D.

“Transaction Agreements” means, collectively, this Agreement, Tranche I Warrants, Tranche II Warrants, Tranche III Warrants, Tranche IV Warrants and each of the other agreements and documents entered into or delivered by the parties hereto or their respective Affiliates in connection with the transactions contemplated by this Agreement.

“Warrants” means, collectively, the Tranche I Warrants, the Tranche II Warrants, the Tranche III Warrants and the Tranche IV Warrants.

(b)          Each of the following terms is defined in the Section set forth opposite such term:

Aggregate Purchase Price	Section 2.01
Agreement	Preamble
Bankruptcy and Equity Exception	Section 4.01(b)
Closing	Section 2.02(a)
Closing Date	Section 2.02(a)
Company	Preamble, Preamble
Company Indemnitees	Section 6.01(b)
Confidential Information	Section 7.11(a)
Cryptocurrencies Subsidiary	Section 5.06
Deductible	Section 6.03(a)
Encumbrances	Section 4.01(d)
Fully Exercising Holder	Section 5.07(b)
HKIAC	Section 7.02
Indemnified Party	Section 6.02(a)
Indemnifying Party	Section 6.02(a)
Intellectual Property	Section 4.01(s)
Losses	Section 6.01(a)
Material Contracts	Section 4.01(p)
New Securities	Section 5.07(c)
Offered Securities	Section 5.07
Permits	Preamble
Purchase Price	Section 2.01
Purchaser	Preamble
Purchasers	Preamble
Returns	Section 4.01(u)
RFO Holders	Section 5.07(b)
RFO Notice	Section 5.07(a)
Significant Subsidiaries	Section 4.01(c)(iv)
Subscription Shares	Section 2.01
Tax	Section 4.01(u)
Third Party Claim	Section 6.02(b)
Warrant Shares	Section 4.01(d)

(c)          In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(i)      The words “Party” and “Parties” shall be construed to mean a party or the parties to this Agreement, and any reference to a party to this Agreement or any other agreement or document contemplated hereby shall include such party’s successors and permitted assigns.

(ii)      When a reference is made in this Agreement to an Article, Section, Exhibit, Schedule or clause, such reference is to an Article, Section, Exhibit, Schedule or clause of this Agreement.

(iii)      The headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.

(iv)      Whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation.”

(v)      The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

(vi)      All terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein.

(vii)      The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

(viii)      The use of “or” is not intended to be exclusive unless expressly indicated otherwise.

(ix)      The term “$” or “US$” means United States Dollars.

(x)      The word “will” shall be construed to have the same meaning and effect as the word “shall.”

(xi)      References to “law,” “laws” or to a particular statute or law shall be deemed also to include any and all Applicable Law.

(xii)      A reference to any legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued or related to such legislation.

(xiii)      References herein to any gender include the other gender.

(xiv)      The parties hereto have each participated in the negotiation and drafting of this Agreement and if any ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement or any interim drafts thereof.

ARTICLE II
PURCHASE AND SALE; CLOSING

Section 2.01        Purchase and Sale of Securities.

Upon the terms and subject to the conditions of this Agreement and subject to Applicable Laws, at Closing (as defined below), each Purchaser hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to each Purchaser, the number of Class A Shares, Tranche I Warrants, Tranche II Warrants, Tranche III Warrants and Tranche IV Warrants as set forth opposite such Purchaser’s name under the column titled “Subscription Shares” under Schedule A (with respect to such Purchaser, its “Subscription Shares”) and the column titled “Subject Warrants” under Schedule A for an aggregate subscription price as set forth opposite such Purchaser’s name under the column titled “Purchase Price” under Schedule A (with respect to such Purchaser, its “Purchase Price”). The aggregate Purchase Price payable by all the Purchasers is US$1.0 million (the “Aggregate Purchase Price”).

Section 2.02        Closing.

(a)          Closing. Subject to satisfaction or, to the extent permissible, waiver by the Party or Parties entitled to the benefit of the relevant Conditions, of all the Conditions (other than Conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or, to the extent permissible, waiver of those Conditions at Closing), the closing of the sale and purchase of the Subject Securities pursuant to this Section 2.02(a) (the “Closing”) shall take place remotely by electronic means on (i) the third (3rd) Business Day after the date on which the Conditions (other than the Conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or, to the extent permissible, waiver of those Conditions at the Closing) are satisfied, or (ii) any other date as may be agreed by the Purchasers and the Company in writing (the “Closing Date”); provided that the Closing Date shall be no later than February 26, 2021.

(b)          Payment and Delivery. At Closing,

(i)      each Purchaser shall deliver to the Company:

(1)         the Purchase Price, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company to each Purchaser no later than five (5) Business Days prior to the Closing Date, (ii) cryptocurrencies, or (iii) a combination of (i) and (ii) above, at the election of the Company on or prior to the Closing Date;

(2)         a copy of the Tranche I Warrants in the form attached hereto as Exhibit A, duly executed by such Purchaser;

(3)         a copy of the Tranche II Warrants in the form attached hereto as Exhibit B, duly executed by such Purchaser;

(4)         a copy of the Tranche III Warrants in the form attached hereto as Exhibit C, duly executed by such Purchaser; and

(5)         a copy of the Tranche IV Warrants in the form attached hereto as Exhibit D, duly executed by such Purchaser.

(ii)      the Company shall deliver to each Purchaser:

(1)         a copy of the duly executed share certificates representing the Subscription Shares registered in the name of such Purchaser (the original copy of which shall be delivered to the Purchasers as soon as practicable following the Closing Date);

(2)         an updated certified true copy of the register of members of the Company evidencing the ownership of the Subscription Shares by such Purchaser;

(3)         a copy of the Tranche I Warrants in the form attached hereto as Exhibit A, duly executed by the Company;

(4)         a copy of the duly executed Tranche II Warrants in the form attached hereto as Exhibit B, duly executed by the Company;

(5)         a copy of the duly executed Tranche III Warrants in the form attached hereto as Exhibit C, duly executed by the Company;

(6)         a copy of the duly executed Tranche IV Warrants in the form attached hereto as Exhibit D, duly executed by the Company;

ARTICLE III
CONDITIONS TO CLOSING

Section 3.01        Conditions to Obligations of All Parties.

(a)          No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, injunction, order or decree (in each case, whether temporary, preliminary or permanent) that is in effect and restrains, enjoins, prevents, prohibits or otherwise makes illegal the consummation of the transactions contemplated by the Transaction Agreements.

(b)          No action, suit, proceeding or investigation shall have been instituted or threatened by a Governmental Authority or any third party that seeks to restrain, enjoin, prevent, prohibit or otherwise make illegal the consummation of the transactions contemplated by the Transaction Agreements.

Section 3.02        Conditions to Obligations of Purchasers. The obligations of each Purchaser to subscribe for, purchase and pay for the Subject Securities as contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived in writing by such Purchaser in its sole discretion:

(a)          The Company Fundamental Warranties shall have been true and correct in all respects on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (except for representations and warranties that expressly speak as of a specified date, in which case on and as of such specified date). Other representations and warranties of the Company contained in Section 4.01 of this Agreement shall have been true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar qualifications, true and correct in all respects) on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (except for representations and warranties that expressly speak as of a specified date, in which case on and as of such specified date).

(b)          The Company shall have duly executed and delivered or shall have caused to be duly executed and delivered each Transaction Agreement to which it is a party to the Purchaser at or prior to Closing.

Section 3.03        Conditions to Obligations of the Company. The obligations of the Company to issue and sell the Subject Securities to each Purchaser as contemplated by this Agreement are subject to the satisfaction, on or before the Closing Date, of each of the following conditions with respect to such Purchaser, any of which may be waived in writing by the Company in its sole discretion:

(a)          The Purchaser Fundamental Warranties shall have been true and correct in all respects on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (except for representations and warranties that expressly speak as of a specified date, in which case on and as of such specified date). Other representations and warranties of the Purchaser contained in Section 4.02 of this Agreement shall have been true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar qualifications, true and correct in all respects) on and as of the Closing Date as though such representations and warranties were made on and as of the Closing Date (except for representations and warranties that expressly speak as of a specified date, in which case on and as of such specified date).

(b)          Each Purchaser shall have performed and complied with all, and not be in breach or default under any, agreements, covenants, conditions and obligations contained in this Agreement that are required to be performed or complied with on or before the Closing Date.

(c)          Each Purchaser shall have duly executed and delivered each Transaction Agreement to which it is a party to the Company at or prior to Closing.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

Section 4.01        Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that, except as set forth in the Company SEC Documents:

(a)          Due Formation. The Company is an exempted company, duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. Each of the Company and the Company’s Subsidiaries is duly formed, validly existing and in good standing in the jurisdiction of its organization. Each of the Company and its Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted.

(b)          Authority; Valid Agreement. The Company has all requisite legal power and authority to execute, deliver and perform its obligations under the Transaction Agreements to which it is a party and each other agreement, certificate, document and instrument to be executed by the Company pursuant to this Agreement and each other Transaction Agreement. The execution, delivery and performance by the Company of this Agreement and each other Transaction Agreement to which it is a party and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been, and each other Transaction Agreement to which it is a party will be duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the relevant Purchaser(s), constitutes (or, when executed and delivered in accordance herewith will constitute) a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar law affecting creditors’ rights and remedies generally (the “Bankruptcy and Equity Exception”).

(c)          Capitalization.

(i)      The authorized capital stock of the Company is US$50,000,000 divided into (A) 4,300,000,000 Class A Shares, (B) 600,000,000 Class B Shares, and (C) 100,000,000 shares of a par value of US$0.01 each of such class or classes as Board may determine in accordance with the second amended and restated memorandum and articles of association of the Company. As of the date of this Agreement, 255,169,494 Class A Shares and 13,607,334 Class B Shares are issued and outstanding. As of the date of this Agreement, the maximum aggregate number of Class A Shares which may be issued under the Company’s share incentive plan is 100,000,000 Class A Shares. As of the date of this Agreement, 33,352,118 Class A Shares are available for future issuances under the Company’s share incentive plan, including 50,000 Class A Shares issuable upon exercise of outstanding options. Except as disclosed in the Company SEC Documents, the Company has no outstanding bonds, debentures, notes or other obligations, the holders of which have been granted the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter. All issued and outstanding Ordinary Shares have been duly authorized and validly issued and are fully paid and non-assessable, are free of preemptive rights, were issued in compliance with applicable U.S. and other applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal, or similar right.

(ii)      Except as provided in the Transaction Agreements, the Control Documents and except the Company’s share incentive plans, there are no outstanding (A) shares of capital stock or voting securities of the Company, (B) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (C) preemptive or other outstanding rights, options, warrants, conversion rights, “phantom” stock rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company to issue or sell any shares of capital stock or other securities of the Company or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of the Company, and no securities or obligations evidencing such rights are authorized, issued or outstanding.

(iii)      Except as disclosed in the Company SEC Documents or provided in the Transaction Agreements, to the knowledge of the Company, there are no registration rights, rights of first offer, rights of first refusal, tag-along rights with respect to the securities of the Company or any Subsidiary of the Company that have been granted to any Person.

(iv)      All outstanding shares of capital stock or other securities or ownership interests of the “significant subsidiaries” (“Significant Subsidiaries”) as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act are duly authorized, validly issued, fully paid and non-assessable and all such shares or other securities or ownership interests in any Significant Subsidiary (except for any Significant Subsidiary which is a variable interest entity over which the Company or any of its Subsidiaries effects control pursuant to the Control Documents) are owned, directly or indirectly, by the Company free and clear of any Encumbrance.

(d)          Valid Issuance. The Subject Securities have been duly and validly authorized for issuance by the Company. The Class A Shares and Class B Shares, as applicable, that will be issued upon exercise of the Warrants pursuant to the terms therein (the “Warrant Shares”) and the Subscription Shares, when issued and delivered by the Company to the Purchasers and registered in the register of members of the Company will (i) be duly and validly issued, fully paid and non-assessable, (ii) rank pari passu with, and carry the same rights in all respects as, the other Class A Shares and Class A Shares, as applicable, then in issue, (iii) be entitled to all dividends and other distributions declared, paid or made thereon, and (iv) free and clear of any pledge, mortgage, security interest, encumbrance, lien, charge, assessment, right of first refusal, right of pre-emption, third party right or interest, claim or restriction of any kind or nature, except for restrictions arising under the Securities Act or as disclosed in the Company SEC Documents or created by virtue of the transactions under this Agreement (collectively, the “Encumbrances”).

(e)          Non-contravention. None of the execution and the delivery of this Agreement and other Transaction Agreements, nor the consummation of the transactions contemplated hereby or thereby, will (i) violate any provision of the organizational documents of the Company, (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which the Company is subject, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of or creation of any Encumbrances under, or create in any party the right to accelerate, terminate, modify, or cancel, any agreement, contract, lease, license, instrument, or other arrangement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the Company’s or any of its Subsidiaries’ assets are subject, except, in the case of (ii) and (iii) above, for such conflicts, breach, defaults, rights or violations, which would not reasonably be expected to result in a Material Adverse Effect. There is no action, suit or proceeding, pending or, to the knowledge of the Company, threatened against the Company that questions the validity of the Transaction Agreements or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby or thereby.

(f)           Consents and Approvals. None of the execution and delivery by the Company of this Agreement or any Transaction Agreement, nor the consummation by the Company of any of the transactions contemplated hereby or thereby, nor the performance by the Company of this Agreement or other Transaction Agreements in accordance with their respective terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given on or prior to the Closing Date and except for any filing or notification required to made with the SEC or the Nasdaq regarding the issuance of the Subject Securities.

(g)          Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission from the Company in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

(h)          Compliance with Laws. The Company and each of its Subsidiaries have conducted at any time during the three years prior to the date hereof, their businesses in compliance with all Applicable Laws, except where the failure to be in compliance, individually or in the aggregate, do not and would not reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Company SEC Documents, the Company and each of its Subsidiaries have all material permits, licenses, authorizations, consents, orders and approvals (collectively, “Permits”) that are required in order to carry on their business as presently conducted. Except as disclosed in the Company SEC Documents, all such Permits are in full force and effect and, to the knowledge of the Company, no suspension or cancellation of any of them is threatened. The Company has complied with the applicable listing and corporate governance rules and regulations of Nasdaq in all material respects. The Company and its Subsidiaries have taken no action designed to, or reasonably likely to have the effect of, delisting the ADSs from Nasdaq. Except as disclosed in the Company SEC Documents, there are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the ADSs on Nasdaq and the Company has not received any notification that the SEC or Nasdaq is contemplating suspending or terminating such listing (or the applicable registration under the Exchange Act related thereto).

(i)            SEC Matters. The Company has filed or furnished, as applicable, on a timely basis, all Company SEC Documents pursuant to the Exchange Act and the Securities Act. None of the Subsidiaries is required to file periodic reports with the SEC pursuant to the Exchange Act. As of their respective effective dates (in the case of the Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Company SEC Documents), or in each case, if amended prior to the date hereof, as of the date of the last such amendment: (A) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended, and any rules and regulations promulgated thereunder applicable to the Company SEC Documents (as the case may be) and (B) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)            Financial Statements.

(i)      The financial statements (including any related notes) contained in the Company SEC Documents: (A) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (B) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except (a) as may be otherwise specifically provided in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed to summary statements) and (C) fairly present in all material respects the consolidated financial position of the Company and the Subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods covered thereby (other than as may have corrected or clarified in a subsequent Company SEC Document), in each case except as disclosed therein and as permitted under the Exchange Act.

(ii)      Neither the Company nor any of its Subsidiaries is a party to, nor has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract, agreement, arrangement or undertaking (including any contract, agreement, arrangement or undertaking relating to any transaction or relationship between or among one or more of the Company and/or any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC), where the result, purpose or intended effect of such contract, agreement, arrangement or undertaking is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of the Subsidiaries in the Company’s or such Subsidiary’s published financial statements or other Company SEC Documents.

(iii)      Grant Thornton, who has certified certain financial statements of the Company, are independent public accountants as required by the Securities Act and the rules and regulations of the SEC thereunder and are independent in accordance with the requirements of the U.S. Public Company Accounting Oversight Board.

(k)          Internal Control and Procedures. The Company has established and maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting, including policies and procedures that (A) mandate the maintenance of records that in reasonable detail accurately and fairly reflect the material transactions and dispositions of the assets of the Company, (B) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with appropriate authorizations of management and the Board and (C) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company. Save as disclosed in the Company SEC Documents, there are no material weaknesses or significant deficiencies in the Company’s internal controls. The Company’s auditors and the audit committee of the Board have not been advised of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since December 30, 2019, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, except for the implementation of certain measures to address the material weakness in the Company’s internal control over financial reporting that has been disclosed in the Company SEC Documents.

(l)            No Undisclosed Liabilities. There are no material liabilities of the Company or any Subsidiary of any kind, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than: (i) liabilities reflected on, reserved against, or disclosed in the Company’s unaudited consolidated balance sheet as of June 30, 2020, (ii) liabilities incurred since June 30, 2020 in the ordinary course of business consistent with past practices, (iii) any other undisclosed liabilities that are not material to the Company and its Subsidiaries on a consolidated basis, and (iv) any liabilities incurred as a result of the Company’s performing the transactions contemplated by any Transaction Agreement. There are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements of any type (including any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act) that have not been so described in the Company SEC Documents nor any obligations to enter into any such arrangements.

(m)        Investment Company. The Company is not and, after giving effect to the offering and sale of the Subject Securities, the consummation of the offering and the application of the proceeds hereof, will not be an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940, as amended.

(n)          No Registration. Assuming the accuracy of the representations and warranties set forth in Section 4.02 of this Agreement, it is not necessary in connection with the issuance and sale of each of the Subject Securities (and, when issued, the Warrant Shares) to register any Subject Securities (and, when issued, the Warrant Shares) under the Securities Act or to qualify or register them under applicable U.S. state securities laws. No directed selling efforts (as defined in Rule 902 of Regulation S under the Securities Act) have been made by any of the Company, any of its Affiliates or any Person acting on its behalf with respect to any Subject Securities; and none of such Persons has taken any actions that would result in the sale of any of the Subject Securities to the Purchasers under this Agreement requiring registration under the Securities Act; and the Company is a “foreign issuer” (as defined in Regulation S).

(o)          Absence of Changes. Except for the execution and performance of this Agreement and the other Transaction Agreements and the discussions, negotiations and transactions related thereto, since December 31, 2020, the Company and its Subsidiaries have conducted their business in the ordinary course of business consistent with past practice and there has not been:

(i)      any declaration, setting aside or payment of any dividend or other distribution with respect to any securities of the Company or any of its Subsidiaries (except for dividends or other distributions by any Subsidiary to the Company or to any of the Company’s wholly owned Subsidiaries);

(ii)      any issuances or sales of shares of capital stock or other securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of the Company or any of its Subsidiaries or any redemption, share splits, reclassifications, share dividends, share combinations or other recapitalizations of any such securities other than pursuant to any existing obligation of the Company as of the date of this Agreement or share incentive plan effective as at the date of this Agreement;

(iii)      any amendment to the constitutional documents of the Company; or

(iv)      any entry into any contract, agreement, instrument or other document in respect of any of the foregoing.

(p)          Contracts. The Company has filed as exhibits to the Company SEC Documents all contracts, agreements and instruments (including all amendments thereto) to which the Company or any of its Subsidiaries is a party or by which it is bound and which is material to the business of the Company and its Subsidiaries, taken as a whole, and are required to be filed as an exhibit to the Company SEC Documents pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K promulgated by the SEC (the “Material Contracts”). Each Material Contract is in full force and effect and, to the knowledge of the Company, enforceable against the counterparties of the Company or any of its Subsidiaries which it is party thereto, except for the contracts and agreements that have already expired pursuant to the terms therein (which for the avoidance of doubt excludes those contracts or agreements that had been terminated by the other party thereto for cause). The Company and its Subsidiaries and, to the knowledge of the Company, each other party thereto, are not in default under, or in breach or violation of, any Material Contract, , except where such breach, defaults, or violations would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Company’s knowledge, no event, fact or circumstance has occurred that will have or is reasonably expected to have a material adverse impact on the renewal or extension of any Material Contract.

(q)          Litigation. Except as disclosed in the Company SEC Documents and to the knowledge of the Company there are no pending or threatened actions, claims, demands, investigations, examinations, indictments, litigations, suits or other criminal, civil or administrative or investigative proceedings before or by any Governmental Authority or by any other person against the Company or any of its Subsidiaries, which would, individually or in the aggregate, have a Material Adverse Effect.

(r)           Ownership of Assets. The Company and its Subsidiaries have good and marketable title to, or in the case of leased property and assets, have valid leasehold interests in, all property and assets (whether real, personal, tangible or intangible) reflected on the Company’s consolidated unaudited balance sheet as of June 30, 2020 or acquired thereafter, except for properties and assets sold since such date in the ordinary course of business consistent with past practices and except where the failure to have such good and marketable title or valid leasehold interests would not have a Material Adverse Effect.

(s)           Intellectual Property. All registered or unregistered, (i) patents, patentable inventions and other patent rights (including any divisions, continuations, continuations-in-part, reissues, reexaminations and interferences thereof); (ii) trademarks, service marks, trade dress, trade names, taglines, brand names, logos and corporate names and all goodwill related thereto; (iii) copyrights, mask works and designs; (iv) trade secrets, know-how, inventions, processes, procedures, databases, confidential business information and other proprietary information and rights; (v) computer software programs, including all source code, object code, specifications, designs and documentation related thereto; and (vi) domain names, Internet addresses and other computer identifiers, in each case that is material to the business of the Company or any of its Subsidiaries as currently being conducted (the “Intellectual Property”) is either (a) owned by the Company or one or more of its Subsidiaries, except where failure to so own would not reasonably be expected, individually or in the aggregate, to result in any liability, limitation or restriction that is material and adverse to the Company and its Subsidiaries, taken as a whole or (b) is used by the Company or one or more of its Subsidiaries pursuant to a valid license, except where failure to be so licensed would not reasonably be expected, individually or in the aggregate, to result in any liability, limitation or restriction that is material and adverse to the Company and its Subsidiaries, taken as a whole. To the knowledge of the Company, there are no infringements or other material violations of any Intellectual Property owned by the Company or any of its Subsidiaries by any third party, except where such infringement or violations would not have a Material Adverse Effect. The Company and its Subsidiaries have taken all necessary actions to maintain and protect each item of Intellectual Property. The conduct of the business of the Company and its Subsidiaries does not infringe or otherwise violate any intellectual property or other proprietary rights of any other Person in any material respects, and there is no action pending or, to the knowledge of the Company, threatened alleging any such infringement or violation or challenging the Company’s or any of its Subsidiaries’ rights in or to any Intellectual Property which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(t)            Employment Matters.

(i)      Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or any of its Significant Subsidiaries. There are no unfair labor practice complaints pending, or to the knowledge of the Company, threatened, against the Company or any of its Significant Subsidiaries before any Governmental Authority. Each of the Company and its Subsidiaries complies with all Applicable Laws relating to employment and employment practices (including without limitation, terms and conditions of employment, termination of employment, mandatory severance benefits, pension programs, social insurance programs, employee health and safety, equal employment, employment of veterans and the handicapped, and prohibition of discrimination) in all material aspects. There is no material claim with respect to payment of wages, salary, overtime pay, withholding individual income taxes, social security fund or housing fund that has been asserted and is now pending or, to the knowledge of the Company, threatened before any Governmental Authority with respect to any persons currently or formerly employed by the Company or any of its Significant Subsidiaries.

(ii)      Each Employee Benefit Plan is in compliance in all material respects with its terms and the requirements of all Applicable Laws. All employer and employee contributions to each Employee Benefit Plan required by the terms of such Employee Benefit Plan or by the Applicable Laws have been made, or, if applicable, accrued in accordance with normal accounting practices and in compliance in all material respects with its terms and the requirements of all Applicable Laws. Each Employee Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable Governmental Authorities.

(u)          Tax Status. Except as disclosed in the Company SEC Documents, each of the Company and its Subsidiaries (i) has made or filed in the appropriate jurisdictions all material foreign, federal and state income and all other tax returns required to be filed or maintained in connection with the calculation, determination, assessment or collection of any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties, governmental fees and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto) (each a “Tax”), including all amended returns required as a result of examination adjustments made by any Governmental Authority responsible for the imposition of any Tax (collectively, the “Returns”), and such Returns are true, correct and complete in all material respects, and (ii) has paid all material Taxes and other governmental assessments and charges shown or determined to be due on such Returns, except those being contested or will be contested in good faith. Except as disclosed in the Company SEC Documents, neither the Company nor any of its Subsidiaries has received notice regarding unpaid foreign, federal and state income in any amount or any Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Company is not aware of any reasonable basis for such claim. No Returns filed by or on behalf of the Company or any of its Subsidiaries with respect to material Taxes are currently being audited, and neither the Company nor any of its Subsidiaries has received notice of any such audit.

(v)          Solvency. Both before and after giving effect to the transactions contemplated by this Agreement and other Transaction Agreements, each of the Company and its Subsidiaries (i) will be solvent (in that both the fair value of its assets will not be less than the sum of its debts and that the present fair saleable value of its assets will not be less than the amount required to pay its probable liability on its recourse debts as they mature or become due) and (ii) will have adequate capital and liquidity with which to engage in the their businesses as currently conducted and as described in the Company SEC Documents.

(w)        Transactions with Affiliates and Employees. All related party transactions required to be disclosed under applicable rules of Nasdaq or the applicable securities law have been accurately described in the Company SEC Documents in all material respects. Any such related party transaction was entered into on terms and conditions no less favorable to the Company or its applicable Subsidiary than those applicable in comparable transactions between independent parties acting at arm’s length.

(x)          Use of Proceeds. The application of the net proceeds from the issue and sale of the Subject Securities will not (i) contravene any provision of any current and Applicable Laws or the current constitutional documents of the Company or any of its Subsidiaries, (ii) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Subsidiaries, or (iii) contravene or violate the terms or provisions of any order or decree of any government entity having jurisdiction over the Company or any Subsidiary.

(y)          Labor disputes. No material labor dispute with the employees of the Company or any of its Subsidiaries exists, except as described in the Company SEC Documents, or, to the knowledge of the Company, is imminent; and, to the Company’s knowledge, there is no existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

(z)          No Additional Representations. The Company makes no representations or warranties as to any matter whatsoever except as expressly set forth in this Agreement or in any certificate delivered by the Company to the Purchaser in accordance with the terms thereof.

Section 4.02        Representations and Warranties of Each Purchaser. Each Purchaser hereby severally, and not jointly, represents and warrants to the Company as follows:

(a)          Due Formation. Such Purchaser is duly formed, validly existing and in good standing in the jurisdiction of its organization. Such Purchaser has all requisite power and authority to carry on its business as it is currently being conducted.

(b)          Authority. In the case of each Purchaser that is not an individual, such Purchaser has full power and authority to enter into, execute and deliver this Agreement and other Transaction Agreements to which it is to become a party and each other agreement, certificate, document and instrument to be executed and delivered by such Purchaser pursuant to this Agreement and each other Transaction Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by such Purchaser of this Agreement and each other Transaction Agreement to which it is or is to become a party and the performance by such Purchaser of its obligations hereunder and thereunder have been duly authorized by all requisite actions on its part.

(c)          Valid Agreement. This Agreement has been, and each other Transaction Agreement to which such Purchaser is to become a party will be, duly executed and delivered by such Purchaser and, assuming the due authorization, execution and delivery by the Company, constitutes (or, when executed and delivered in accordance herewith will constitute), the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to the Bankruptcy and Equity Exception and except as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(d)          Non-contravention. None of the execution and the delivery of this Agreement or any other Transaction Agreement, nor the consummation of the transactions contemplated hereby or thereby, by such Purchaser will violate any provision of the organizational documents of such Purchaser, if applicable, or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental entity or court to which such Purchaser is subject.

(e)          Consents and Approvals. None of the execution and delivery by such Purchaser of this Agreement and the Transaction Agreements to which such Purchaser is to become a Party, nor the consummation by such Purchaser of any of the transactions contemplated hereby or thereby, nor the performance by such Purchaser of this Agreement or any such Transaction Agreement in accordance with its terms requires the consent, approval, order or authorization of, or registration with, or the giving notice to, any governmental or public body or authority or any third party, except such as have been or will have been obtained, made or given at or prior to Closing and except for any filing or notification required to made with the SEC regarding the issuance of the Subject Securities.

(f)           Status and Investment Intent.

(i)      Experience. Such Purchaser has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Subject Securities. Such Purchaser is capable of bearing the economic risks of such investment, including a complete loss of its investment. Such Purchaser has carefully reviewed all documents relating to the transactions contemplated by this Agreement and has been provided with all other materials that it considers relevant to the transactions contemplated by this Agreement, has had a full opportunity to ask questions of and receive answers from the Company or any person acting on behalf of the Company concerning the terms and conditions of transactions contemplated by this Agreement. In making its decision to invest in the Company, Such Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, except for the statements, representations and warranties contained in this Agreement.

(ii)      Purchase Entirely for Own Account. Such Purchaser is acquiring the Subject Securities pursuant to this Agreement for investment for its own account for investment purposes only and not with the view to, or with any intention of, resale, distribution or other disposition thereof in a manner that would violate the Applicable Laws. Such Purchaser is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(iii)      Status. Such Purchaser is not a “U.S. person” as defined in Rule 902 of Regulation S. Such Purchaser has not been subject to any “directed selling efforts” within the meaning of Rule 903 of Regulation S under the Securities Act in connection with its execution of this Agreement.

(g)          Brokers. No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission from such Purchaser in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Purchaser.

(h)          Sufficient Funds. Such Purchaser has at its disposal sufficient funding to pay the Purchase Price and consummate the transactions contemplated hereby.

(i)            No Additional Representations. Such Purchaser makes no representations or warranties as to any matter whatsoever except as expressly set forth in this Agreement or in any certificate delivered by such Purchaser to the Company in accordance with the terms thereof.

ARTICLE V
COVENANTS AND RIGHTS of PURCHASERS

Section 5.01        Cryptocurrencies Mining Business of the Company. Each Purchaser hereby undertakes to assist the Company and its Subsidiaries in (a) developing the cryptocurrencies mining business, (b) purchasing cryptocurrencies mining machines, including but not limited to Ipollo miners, AvalonMiners, AntMiners and WhatsMiners. Each Purchaser further undertakes to use its reasonable best efforts to assist the Company and its Subsidiaries in building up cryptocurrencies mining equipment which will contribute 8% to 10% of the global hash rate of Bitcoin, 10% of the global hash rate of Ethereum and 10% of the global hash rate of Gin, and become the world’s largest cryptocurrencies mining company in terms of hash rate. The Company shall use its reasonable best efforts to implement the strategies and business plan as proposed by the Purchasers. The Company shall also use its reasonable best efforts to, and shall cause its Subsidiaries to, use (i) the Aggregate Purchase Price, (ii) the exercise price to be received by the Company upon exercise of the Warrants, and (iii) any funds raised by the Company after the Closing Date for the purpose of the businesses mentioned in this Section 5.01, to finance the cryptocurrencies mining business and other digital currency businesses such as blockchain, as well as other businesses approved by any Purchaser in writing.

Section 5.02        Non-competition. For a period of two (2) years following the Closing Date, Mr. Kong hereby undertakes and covenants to the Company that he shall not, and shall cause his Affiliates not to, directly or indirectly, make any equity investment in any other entities listed on any securities exchange whose principal business is cryptocurrencies mining business, other than (i) any existing investment by Mr. Kong as of the date hereof or (ii) any investment approved by the Company in writing.

Section 5.03        Transformation of the Business of the Company. The Company shall transform its principal business to cryptocurrencies mining business upon the satisfaction of the following conditions:

(a)          upon the satisfaction of the vesting condition of the Tranche III Warrants, as set forth in Section 2(b) thereof, the Company shall use its best efforts to (i) deconsolidate, at no cost (except for general legal and professional fees and taxes, if any), all of its Subsidiaries conducting online gaming business that recorded net liabilities, and (ii) apply for a change of ticker symbol of the Company to “NBTC.”

(b)          upon the satisfaction of the vesting condition of the Tranche IV Warrants, as set forth in Section 2(b) thereof, the Company shall use its best efforts to (i) deconsolidate, at no cost (except for general legal and professional fees and taxes, if any), all of its Subsidiaries conducting online gaming business, and (ii) cause the Class A Shares then held by each Purchaser to be exchanged for the same number of Class B Shares in means permitted by Applicable Laws, including without limitation to approve and adopt, vote in favor of, or consent in writing to, any necessary amendment and/or restatement of the Company’s memorandum of association and articles of association to give effect to such exchange of Class A Shares for Class B Shares.

Section 5.04        Registration Rights. The Company hereby agrees to grant each Purchaser, and each Purchaser shall be entitled to, the registration rights as specified in Schedule B attached hereto.

Section 5.05        Board of Directors. Upon the satisfaction of the vesting condition of the Tranche III Warrants, as set forth in Section 2(b) thereof, the Purchasers shall be entitled to collectively appoint one (1) director to the Board with requisite skills and qualifications as are reasonably expected from directors of a public company. The Purchasers’ right under this Section 5.05 shall automatically terminate on the later of (i) the third anniversary of the Closing Date, and (ii) the date on which the Purchasers collectively hold less than 5% of the Company’s total Ordinary Shares on a Fully Diluted Basis.

Section 5.06        Approval Rights. The Company hereby covenants and agrees with the Purchasers that it shall cause each of its Subsidiaries that is engaged principally in the cryptocurrencies mining business (each, a “Cryptocurrencies Subsidiary,” which, for the avoidance of doubt, shall include the HK Subsidiary) not to, without prior written approval of the Purchasers, take, permit to occur, approve, authorize, or agree or commit to do: (i) any related party transaction involving a Cryptocurrencies Subsidiary outside the ordinary course of business and not conducted on an arm’s length basis in an amount exceeding US$500,000 for one single transaction or in the aggregate for a series of related transactions; or (ii) any Trade Sale. The Purchasers hereby agree that the prior written consent of any Purchaser shall be deemed to be prior written consent of all Purchasers. A “related party transaction involving a Cryptocurrencies Subsidiary” means any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, between a Cryptocurrencies Subsidiary and any Person who is an executive officer or director of such Cryptocurrencies Subsidiary, any shareholder owning more than 5% of any class of the voting securities of such Cryptocurrencies Subsidiary, or an immediate family member of any such Person. A “Trade Sale” means (x) any merger, consolidation, or similar transaction that results in a Change of Control of a Cryptocurrencies Subsidiary, or (y) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by such Cryptocurrencies Subsidiary of all or substantially all of its assets. “Change of Control” means, any merger, consolidation, or similar transaction in which a Cryptocurrencies Subsidiary’s equity securities outstanding immediately before such merger or consolidation or transaction do not, immediately after such merger or consolidation or transaction, continue to represent, or are converted into or exchanged for equity securities that fail to represent, immediately following such merger or consolidation or transaction, at least a majority, by voting power, of the equity securities of (a) the surviving or resulting company; or (b) if the surviving or resulting company is a wholly owned subsidiary of another company immediately following such merger or consolidation or transaction, the parent company of such surviving or resulting company. The Purchasers’ rights under this Section 5.06 shall automatically terminate on the later of (i) the third anniversary of the Closing Date, and (ii) the date on which the Purchasers collectively hold less than 5% of the Company’s total Ordinary Shares on a Fully Diluted Basis.

Section 5.07        Right of First Offer. If the Company proposes to offer or sell any New Securities, each Purchaser shall have a right of first offer with respect to such New Securities (the “Offered Securities”). If any Purchaser elects to exercise the right of first offer it may designate as purchasers under such right itself or its partners or affiliates, in such proportions among itself and such partners or affiliates as it deems appropriate. Each time the Company proposes to offer any Offered Securities, the Company shall first make an offering of such Offered Securities to the Purchasers in accordance with the following provisions:

(a)          The Company shall deliver a notice (the “RFO Notice”) to each Purchaser stating (i) its bona fide intention to offer such Offered Securities, (ii) the number of such Offered Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Offered Securities.

(b)          Within fifteen (15) calendar days after delivery of the RFO Notice, such Purchaser may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Offered Securities which equals the proportion that (A) the total number of Ordinary Shares then held by such Purchaser bears to (B) the total number of Ordinary Shares then held by all the shareholders with right of first offer with respect to such Offered Securities (such shareholders, including such Purchaser, collectively, the “RFO Holders”). At the expiration of such fifteen (15) day period, the Company shall promptly notify each RFO Holder that elects to purchase or acquire all the New Securities available to it, (each, a “Fully Exercising Holder”) of any other RFO Holder’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Holder may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of Offered Securities specified above, up to that portion of the Offered Securities for which RFO Holders were entitled to subscribe but that were not subscribed for by such RFO Holders which is equal to the proportion that (x) the total number of Ordinary Shares then held by such Fully Exercising Holder bears to (y) the total number of Ordinary Shares then held by all Fully Exercising Holders who wish to purchase such unsubscribed Offered Securities. The closing of any sale pursuant to this Section 5.07(b) shall occur within 60 days of the later of (x) the date that the RFO Notice is given and (y) the date of initial sale of Offered Securities pursuant to this Section 5.07(b).

(c)          For purposes of this Section 5.07, “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities, other than shares issued (i) by reason of a dividend, stock split, split-up or other distribution on shares, (ii) to employees or directors of, or consultants to, the Company or any of its Affiliates pursuant to a plan, agreement or arrangement approved by the Board in exchange for their services, (iii) as a result of Founder Loan Conversions, (iv) upon the exercise of the Warrants, or (v) any securities issued pursuant to the acquisition of another corporation or entity by the Company or any of its Subsidiaries by consolidation, merger, purchase of assets, or other reorganization, or other transactions as approved by the Board.

(d)          The rights of each Purchaser under this Section 5.07 shall terminate on the earliest of (i) the 12-month anniversary of the Closing Date if the vesting condition of the Tranche II Warrants, as set forth in Section 2(b) thereof, fails to be satisfied, (ii) the 24-month anniversary of the Closing Date if the vesting condition of the Tranche III Warrants, as set forth in Section 2(b) thereof, fails to be satisfied, (iii) the third anniversary of the Closing Date, and (iv) the date on which the Purchasers collectively hold less than 5% of the Company’s total Ordinary Shares on a Fully Diluted Basis.

Section 5.08        FPI Status. Following the Closing Date, the Company shall promptly take all necessary or desirable actions required to duly and validly rely on the exemption for foreign private issuers from applicable rules and regulations of Nasdaq with respect to corporate governance to rely on “home country practice” in connection with the transactions contemplated hereunder (including an exemption from any Nasdaq rules that would otherwise require seeking shareholder approval in respect of such transactions), including without limitation, to the extent necessary, making disclosures, notices and filings to or with the Nasdaq and obtaining an adequate opinion of counsel in respect of the home country practice exemption. The Company shall use commercially reasonable efforts to continue the listing and trading of the ADSs on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under any Nasdaq rules.

Section 5.09        Further Assurances. From the date of this Agreement until Closing, the Parties shall each use their respective reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby and by the Transaction Agreements.

Section 5.10        No Adverse Change. Without limiting the generality of the foregoing, the Company agrees that from the date hereof until the earlier of the termination of this Agreement pursuant to Section 7.13 and the Closing Date, it shall not make (or otherwise enter into any contract with respect to) (x) any material change in any method of accounting or accounting practice by the Company or any of its Subsidiaries; (y) any declaration, setting aside or payment of any dividend or other distribution with respect to any securities of the Company or any of its Subsidiaries (except for dividends or other distributions by any Subsidiary to the Company or to any of the Company’s Subsidiaries) or (z) any redemption, repurchase or other acquisition of any share capital of the Company or any of its Subsidiaries, except in each case for the avoidance of doubt as contemplated by the Transaction Agreements or required by Applicable Law or specifically requested or permitted in writing by or on behalf of the Purchasers.

Section 5.11        Reservation of Shares. The Company shall ensure that it has sufficient number of duly authorized Ordinary Shares to comply with its obligations to issue the Subscription Shares and the Warrants Shares pursuant to the terms of the Transaction Agreements.

Section 5.12        No Integrated Offering. The Company shall not, and shall cause its Affiliates and any Person acting on its or their behalf not to, directly or indirectly, make any offers or sales of any security or solicit any offers to buy any security, under circumstances that would require registration of the issuance of any of the Subject Securities (and, when issued, the Warrant Shares) under the Securities Act whether through integration with prior offerings or otherwise.

ARTICLE VI

INDEMNIFICATION

Section 6.01        Indemnification.

(a)          Indemnification by the Company. From and after the Closing Date and subject to Section 6.03, the Company shall indemnify and hold each Purchaser harmless from and against any losses, claims, damages, liabilities, judgments, fines, obligations, cost and expenses, including but not limited to any investigative, legal and other expenses (collectively, “Losses”) incurred by such Purchaser as a result of or arising out of: (i) breach of any representation or warranty of the Company contained in Section 4.01; or (ii) violation or nonperformance, partial or total, of any covenant or agreement of the Company contained in this Agreement.

(b)          Indemnification by the Purchasers. From and after the Closing Date and subject to Section 6.03, each Purchaser shall indemnify and hold the Company, its Affiliates and their respective directors, officers, agents, successors and assigns (the “Company Indemnitees”) harmless from and against any Losses incurred by any Company Indemnitee as a result of or arising out of: (i) breach of any representation or warranty of such Purchaser contained in Section 4.02; or (ii) violation or nonperformance, partial or total, of any covenant or agreement of such Purchaser contained in this Agreement.

(c)          The amount of any and all Losses under this Article VI shall be determined net of any insurance or other indemnification proceeds received by the Indemnified Party or its Affiliates in connection with the facts giving rise to the right of indemnification and any increased insurance costs resulting from such claim, including any retroactive or prospective premium adjustments associated with such coverage, as such amounts are determined in accordance with those policies and programs generally applicable from time to time, and only after first applying any available insurance to the portion of a Loss that is not indemnified hereunder.

Section 6.02        Procedures Relating to Indemnification.

(a)          Any party seeking indemnification under Section 6.01 (an “Indemnified Party”) shall promptly give the Party from whom indemnification is being sought (an “Indemnifying Party”) notice of any matter which such Indemnified Party has determined has given or would reasonably be expected to give rise to a right of indemnification under this Agreement stating in reasonable detail the factual basis of the claim to the extent known by the Indemnified Party, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article VI except to the extent the Indemnifying Party is materially prejudiced by such failure. With respect to any recovery or indemnification sought by an Indemnified Party from the Indemnifying Party that does not involve a Third Party Claim, if the Indemnifying Party does not notify the Indemnified Party within thirty (30) days from its receipt of the notice from the Indemnified Party that the Indemnifying Party disputes such claim, the Indemnifying Party shall be deemed to have accepted and agreed with such claim. If the Indemnifying Party has disputed a claim for indemnification (including any Third Party Claim), the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution to such dispute. If the Indemnifying Party and the Indemnified Party cannot resolve such dispute in thirty (30) days after delivery of the dispute notice by the Indemnifying Party, such dispute shall be resolved by arbitration pursuant to Section 7.02.

(b)          If an Indemnified Party shall receive notice of any claim or demand asserted by a third party (each, a “Third Party Claim”) against it or which may give rise to a claim for Loss under this Article VI, within thirty (30) days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim; provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article VI except to the extent that the Indemnifying Party is materially prejudiced by such failure. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within fifteen (15) days of the receipt of such notice from the Indemnified Party; provided that that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party in its sole and absolute discretion for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the Indemnifying Party’s expense. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

Section 6.03        Limitation on Liability. Absent fraud, intentional misrepresentation or willful breach:

(a)          In no event shall any Indemnified Party be entitled to indemnification for any Losses arising from a claim for indemnification pursuant to Section 6.01(a)(i) (other than Company Fundamental Warranties) or 6.01(b)(i) (other than Purchaser Fundamental Warranties) unless and until the aggregate amount of all Losses suffered or incurred by the Indemnified Party thereunder exceeds five percent (5%) of the Purchase Price (in the event the Indemnified Party is a Company Indemnitee) or five percent (5%) of the Aggregate Purchase Price (in the event the Indemnified Party is a Purchaser), as applicable (the “Deductible”), in which case the Indemnifying Party shall be liable only for Losses in excess of the Deductible.

(b)          the maximum aggregate liabilities of the Indemnifying Party in respect of Losses suffered by the Indemnified Parties pursuant to Section 6.01(a)(i) (other than Company Fundamental Warranties) or 6.01(b)(i) (other than Purchaser Fundamental Warranties) shall not in any event be greater than the Purchase Price (in the event the Indemnified Party is a Purchaser) or the Aggregate Purchase Price (in the event the Indemnified Party is a Company Indemnitee), as applicable; and

(c)          notwithstanding any other provision contained herein, from and after the Closing, the right to indemnity pursuant to Article VI shall be the sole and exclusive remedy of any of the Indemnified Party for any claims against the Indemnifying Party arising out of or resulting from this Agreement; provided that the Indemnified Party shall also be entitled to specific performance or other equitable remedies in any court of competent jurisdiction pursuant to Section 7.12 hereof.

ARTICLE VII
MISCELLANEOUS

Section 7.01        Survival of the Representations and Warranties.

(a)          The Company Fundamental Warranties and Purchaser Fundamental Warranties shall survive until the latest date permitted by law or indefinitely if such date is not provided. All other representations and warranties contained in Section 4.01 and Section 4.02 of this Agreement shall survive Closing until twelve (12) months after the Closing Date.

(b)          Notwithstanding anything to the contrary in the foregoing clauses, (i) any breach of representation or warranty in respect of which indemnity may be sought under this Agreement shall survive the time at which it would otherwise terminate pursuant to the preceding sentences, if notice of the inaccuracy or breach thereof giving rise to such right of indemnity shall have been given to the Party against whom such indemnity may be sought in accordance with this Agreement prior to such time and (ii) any breach of representation or warranty in respect of which indemnity may be sought that was caused as a result of fraud or intentional misrepresentation shall survive until the latest date permitted by law.

Section 7.02        Governing Law; Arbitration. This Agreement and all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of New York to the rights and duties of the Parties hereunder. Any dispute, controversy or claim arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be submitted to arbitration upon the request of any Party with notice to the other Party. The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules then in effect, which rules are deemed to be incorporated by reference into this Section 7.02. There shall be three (3) arbitrators. The complainant and the respondent to such dispute shall each select one arbitrator within thirty (30) days after giving or receiving the demand for arbitration. The Chairman of the HKIAC shall select the third arbitrator, who shall be qualified to practice law in New York. If either party to the arbitration does not appoint an arbitrator who has consented to participate within the aforementioned 30-day period, the relevant appointment shall be made by the Chairman of the HKIAC. The arbitration proceedings shall be conducted in English. Each party irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration in Hong Kong and the HKIAC, and hereby submits to the exclusive jurisdiction of HKIAC in any such arbitration. The award of the arbitration tribunal shall be conclusive and binding upon the disputing parties, and any party to the dispute may apply to a court of competent jurisdiction for enforcement of such award. Any party to the dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

Section 7.03        No Third Party Beneficiaries. A person who is not a party to this Agreement has no right to enforce any term of this Agreement.

Section 7.04        Amendment. This Agreement shall not be amended, changed or modified, except by another agreement in writing executed by the Parties hereto.

Section 7.05        Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, each of the parties and their respective heirs, successors and permitted assigns and legal representatives.

Section 7.06        Assignment. Neither this Agreement nor any of the rights, duties or obligations hereunder may be assigned, as between each Purchaser and the Company, without the express written consent of such Purchaser and the Company. Any purported assignment in violation of the foregoing sentence shall be null and void.

Section 7.07        Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) one (1) Business Day after deposit with an internationally recognized overnight courier service, or (iv) when sent by confirmed electronic mail if sent during normal business hours of the recipient, and if not, then on the next Business Day, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

The9 Limited
Address:	17 Floor, No. 130 Wu Song Road
Hong Kou District, Shanghai 200080
People’s Republic of China
Telephone:	(86) 21 6108-6080
Email:	georgelai@corp.the9.com
Attention:	George Lai

If to the Purchasers:

Address:	c/o 30/F, Dikai Yinzuo, No. 29 East Jiefang Road, Jianggan District, Hangzhou 310016, China
Telephone:	(+86) 18767162914
Email:	hzwmy@nano.cn
Attention:	Mona Wang

Any Party may change its address for purposes of this Section 7.07 by giving the other Parties hereto written notice of the new address in the manner set forth above. For the avoidance of doubt, only notice delivered to the address and person of the Parties to this Agreement shall constitute effective notice to such Party for the purposes of this Agreement.

Section 7.08        Entire Agreement. This Agreement and the other Transaction Agreements including the schedules and exhibits hereto and thereto constitutes the entire understanding and agreement between the Parties with respect to the matters covered hereby and thereby, and all prior agreements and understandings, oral or in writing, if any, between the Parties with respect to the matters covered hereby and thereby are merged and superseded by this Agreement and the other Transaction Agreements.

Section 7.09        Severability. If any provisions of this Agreement shall be adjudicated to be illegal, invalid or unenforceable in any action or proceeding whether in its entirety or in any portion, then such provision shall be deemed amended, if possible, or deleted, as the case may be, from the Agreement in order to render the remainder of the Agreement and any provision thereof both valid and enforceable, and all other provisions hereof shall be given effect separately therefrom and shall not be affected thereby.

Section 7.10        Fees and Expenses. The expenses incurred in connection with the negotiation, preparation and execution of this Agreement and other Transaction Agreements and the transactions contemplated hereby and thereby, including fees and expenses of attorneys, accountants, consultants and financial advisors, shall be the responsibility of the Party incurring such expenses.

Section 7.11        Confidentiality.

(a)          Each Party shall keep confidential any non-public material or information with respect to the business, technology, financial conditions, and other aspects of the other Parties which it is aware of, or have access to, in signing or performing this Agreement (including written or non-written information, hereinafter the “Confidential Information”). Confidential Information shall not include any information that is (a) previously known on a non-confidential basis by the receiving Party, (b) in the public domain through no fault of such receiving Party, its Affiliates or its or its Affiliates’ officers, directors or employees, (c) received from a party other than the Company or the Company’s representatives or agents, so long as such party was not, to the knowledge of the receiving party, subject to a duty of confidentiality to the Company or (d) developed independently by the receiving Party without reference to confidential information of the disclosing Party. No Party shall disclose such Confidential Information to any third Party. Either Party may use the Confidential Information only for the purpose of, and to the extent necessary for performing this Agreement; and shall not use such Confidential Information for any other purposes. The Parties hereby agree, for the purpose of this Section 7.11, that the existence and terms and conditions of this Agreement and schedule hereof shall be deemed as Confidential Information.

(b)          Notwithstanding any other provisions in this Section 7.11, if any Party believes in good faith that any announcement or notice must be prepared or published pursuant to Applicable Laws (including any rules or regulations of any securities exchange or valid legal process) or information is otherwise required to be disclosed to any Governmental Authority, such Party may, in accordance with its understanding of the Applicable Laws, make the required disclosure in the manner it deems in compliance with the requirements of Applicable Laws; provided that the Party who is required to make such disclosure shall, to the extent permitted by law and so far as it is practicable, provide the other Parties with prompt notice of such requirement and cooperate with the other Parties at such other Parties’ request and at the requesting Party’s cost, to enable such other Parties to seek an appropriate protection order or remedy. In addition, each Party may disclose, after giving prior notice to the other Parties to the extent practicable under the circumstances and subject to any practicable arrangements to protect confidentiality, Confidential Information to the extent required under judicial or regulatory process or in connection with any judicial process regarding any legal action, suit or proceeding arising out of or relating to this Agreement or any Transaction Agreement; provided that the Party who is required to make such disclosure shall, to the extent permitted by law and so far as it is practicable, at the other Parties’ request and at the requesting Party’s cost, cooperate with the other Parties to enable such other Parties to seek an appropriate protection order or remedy.

(c)          Each Party may disclose the Confidential Information only to its Affiliates and its and its Affiliates’ officers, directors, employees, agents and representatives on a need-to-know basis in the performance of the Transaction Agreements; provided that such Party shall ensure such persons strictly abide by the confidentiality obligations hereunder.

(d)          The confidentiality obligations of each Party hereunder shall survive the termination of this Agreement. Each Party shall continue to abide by the confidentiality clause hereof and perform the obligation of confidentiality it undertakes until the other Party approves release of that obligation or until a breach of the confidentiality clause hereof will no longer result in any prejudice to the other Party.

Section 7.12        Specific Performance. The Parties agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

Section 7.13        Termination.

(a)          This Agreement shall automatically terminate as between the Company and each Purchaser upon the earliest to occur of:

(i)      the written consent of each of the Company and such Purchaser;

(ii)      the delivery of written notice to terminate by either the Company or such Purchaser if Closing shall not have occurred by February 26, 2021; provided that such right to terminate this Agreement under this Section 7.13(a)(ii) shall not be available to any Party whose failure to fulfill any obligation under this Agreement shall have been the principal cause of, or shall have resulted in, the failure of Closing to occur on or prior to such date; or

(iii)      by the Company or such Purchaser in the event that any Governmental Authority shall have issued a judgment or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Transaction Agreements and such judgment or other action shall have become final and non-appealable.

(b)          Upon the termination of this Agreement, this Agreement will have no further force or effect, except for the provisions of Sections 7.02, 7.07, 7.11 and 7.16 hereof, which shall survive any termination under this Section 7.13; provided that neither the Company nor the Purchaser shall be relieved or released from any liabilities or damages arising out of (i) fraud or (ii) any breach of this Agreement prior to such termination.

Section 7.14        Headings. The headings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not expressly or by implication limit, define or extend the specific terms of the section so designated.

Section 7.15        Execution in Counterparts. For the convenience of the Parties and to facilitate execution, this Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Signatures in the form of facsimile or electronically imaged “PDF” shall be deemed to be original signatures for all purposes hereunder.

Section 7.16        Public Disclosure. Without limiting any other provision of this Agreement, both the Purchaser and the Company shall consult and agree with each other on the terms and content of a joint press release with respect to the execution of this Agreement and any other Transaction Agreements and the transactions contemplated hereby and thereby and no press release shall be issued by any Party hereto without the prior written consent of the other Parties. Thereafter, neither the Company nor the Purchaser, nor any of their respective Affiliates, shall issue any press release or other public announcement or communication (to the extent not previously publicly disclosed or made in accordance with this Agreement or any other Transaction Agreements) with respect to the transactions contemplated hereby or thereby without the prior written consent of the other parties (such consent not to be unreasonably withheld, conditioned or delayed), except to the extent a party’s counsel deems such disclosure necessary or desirable in order to comply with any law or the regulations or policies of any securities exchange or other similar regulatory body (in which case the disclosing party shall give the other parties notice as promptly as is reasonably practicable of any required disclosure to the extent permitted by Applicable Law), shall limit such disclosure to the information such counsel advises is required to comply with such law or regulations, and if reasonably practicable, shall consult with the other party regarding such disclosure and give good faith consideration to any suggested changes to such disclosure from the other party. Notwithstanding anything to the contrary in this Section 7.16, the Purchaser and the Company may make public statements in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are not materially inconsistent with previous press releases, public disclosures or public statements made by the Company or the Purchaser and do not reveal material, non-public information regarding the other Parties or the transactions contemplated by this Agreement.

Section 7.17        Waiver. No waiver of any provision of this Agreement shall be effective unless set forth in a written instrument signed by the Party waiving such provision. No failure or delay by a Party in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.

Section 7.18        Adjustment of Share Numbers. If there is a subdivision, split, stock dividend, combination, reclassification or similar event with respect to any of the shares of Class A Shares referred to in this Agreement, then, in any such event, the numbers and types of shares of such Class A Shares referred to in this Agreement shall be equitably adjusted as appropriate to the number and types of shares of such stock that a holder of such number of shares of such stock would own or be entitled to receive as a result of such event of such holder had held such number of shares immediately prior to the record date for, or effectiveness of, such event.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

The9 Limited

By:	/s/ George Lai
Name:	George Lai
Title:	CFO

[Signature Page to Share Subscription and Warrants Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

Jianping Kong

/s/ Jianping Kong

JPKONG LTD.

By:	/s/ Jianping Kong
Name:	Jianping Kong
Title:	Director

[Signature Page to Share Subscription and Warrants Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

Qifeng Sun Ltd.

By:	/s/ Qifeng Sun
Name:	Qifeng Sun
Title:	Director

[Signature Page to Share Subscription and Warrants Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

Luckylily Ltd.

By:	/s/ Luckylily Ltd.
Name:	Li Zhang
Title:	Director

[Signature Page to Share Subscription and Warrants Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first above written.

Root Grace Ltd.

By:	/s/ Enguang Li
Name:	Enguang Li
Title:	Director

[Signature Page to Share Subscription and Warrants Purchase Agreement]

Schedule A

Schedule of Subject Securities to be Purchased

Purchaser	Subscription Shares	Subject Warrants	Purchase Price
JPKONG LTD.	3,603,600 Class A Shares	23,099,093 Tranche I Warrants 23,099,093 Tranche II Warrants 23,099,093 Tranche III Warrants 23,099,093 Tranche IV Warrants	US$444,444
Qifeng Sun Ltd.	1,801,800 Class A Shares	11,549,547 Tranche I Warrants 11,549,547 Tranche II Warrants 11,549,547 Tranche III Warrants 11,549,547 Tranche IV Warrants	US$222,222
Luckylily Ltd.	900,900 Class A Shares	5,774,773 Tranche I Warrants 5,774,773 Tranche II Warrants 5,774,773 Tranche III Warrants 5,774,773 Tranche IV Warrants	US$111,111
Root Grace Ltd.	1,801,800 Class A Shares	11,549,547 Tranche I Warrants 11,549,547 Tranche II Warrants 11,549,547 Tranche III Warrants 11,549,547 Tranche IV Warrants	US$222,222

[Schedule A]

Schedule B

Registration Rights

Section 1.                Form F-3 Demand. If at any time when it is eligible to use a Form F-3 registration statement, the Company receives a request from Holders holding at least a majority of the voting power of the then outstanding Registrable Securities held by all Holders (the “Initiating Holders”) (such request, a “Demand Registration”) that the Company file a Form F-3 registration statement with respect to outstanding Registrable Securities of the Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least US$5.0 million, then the Company shall (i) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form F-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by the Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given. Notwithstanding the foregoing, if the Company furnishes to the Initiating Holders a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board it would be materially detrimental to the Company and its shareholders for such registration statement to either become effective or remain effective for as long as such registration statement would remain effective, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly. Additionally, the Company shall not be required to effect, or take any action to effect, any registration pursuant to this Section 1 (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company registration, or (ii) if the Company has effected two (2) registrations pursuant to this Section 1 within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Section 1 until such time as the applicable registration statement has been declared effective by the SEC, unless Holders holding at least a majority of the voting power of the Registrable Securities to be registered withdraw their request for such registration and forfeits their right to one demand registration statement, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 1; provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to this Section 1, then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Section 1.

Section 2.                 Piggyback Rights. If the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (excluding registration statements relating to any registration under Section 1 above or to any employee benefit plan or a corporate reorganization or other Rule 145 transaction, an offer and sale of debt securities, or a registration on any registration form that does not permit secondary sales), then the Company shall give written notice of such proposed filing to each Holder as soon as practicable but not less than ten (10) days before the anticipated filing date of such registration statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, in such offering, and (B) offer to each Holder the opportunity to register the sale of such number of Registrable Securities as such Holder may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested by the such Holder pursuant to this Section 2 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. For purposes of clarity, any Registration effected pursuant to this Section 2 shall not be counted as a Registration pursuant to a Demand Registration effected under Section 1 above.

[Schedule B]

Section 3.                 Reduction of Underwritten Offerings. If a Registration initiated pursuant to Sections 1 or 2 above is in the form of an Underwritten Offering, and the managing Underwriter or Underwriters in such Underwritten Registration, in good faith, advises the Company and the Holders in writing that the dollar amount or number of Registrable Securities that the Holders desire to sell, taken together with all other equity securities that the Company desires to sell (if any) and the equity securities, if any, as to which a Registration has been requested pursuant to separate written contractual registration rights held by any other shareholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering the Registrable Securities of the Holders (pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holder have requested be included in such Underwritten Registration) that can be sold without exceeding the Maximum Number of Securities.

Section 4.                Re-sale Rights. The Company shall at its own cost use its best efforts to assist each Holder in the sale or disposition of, and to enable each Holder to sell under Rule 144 promulgated under the Securities Act the maximum number of, its Registrable Securities, including without limitation (a) the prompt delivery of applicable instruction letters to the Company’s transfer agent to remove legends from certificates representing the such Holder’s ownership in the Company, (b) (i) the prompt delivery of instruction letters to the Company’s share registrar and depository agent to convert each Holder’s securities into depository receipts or similar instruments to be deposited in such Holder’s brokerage account(s), and (ii) the prompt reimbursement of the portion of the ADS conversion fees paid by such Holder for Registrable Securities held by such Holder calculated based on the percentage of reimbursement received from the Company’s depositary bank, if and when the Company receives such reimbursement from its depositary bank.

[Schedule B]

Section 5.                Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration or pursuant to a registration on Form F-3, the Company shall:

(a)               make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times;

(b)               use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c)               furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule, the Securities Act, and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 (at any time after the Company so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to Form F-3 (at any time after the Company so qualifies to use such form).

Section 6.                Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to this Schedule B, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided that the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 1 above if the Registration request is subsequently withdrawn at the request of the Holders holding at least a majority of the voting power of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders holding at least a majority of the voting power of the Registrable Securities agree to forfeit their right to one Demand Registration. Each Holder participating in a Registration pursuant to this Schedule B shall bear such Holder’s proportionate share (based on the total number of shares sold in such Registration other than for the account of the Company) of all Selling Expenses or other amounts payable to underwriter(s) or brokers, in connection with such offering by the Holders.

[Schedule B]

Section 7.                Indemnification.

(a)               The Company agrees to indemnify, to the extent permitted by law, each Holder, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) (collectively, the “Damages”) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein.

(b)               Each Holder, severally and not jointly, agrees to indemnify, to the extent permitted by law, the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any) who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such Registration.

Section 8.                Termination. The registration rights under this Schedule B with respect to any Registrable Securities proposed to be sold by a Holder shall terminate on the earlier of (i) the date that is five (5) years from the Closing Date, and (ii) the date on which such Holder may sell all of its Registrable Securities under Rule 144 (a) in one three (3) month period without exceeding the volume limitations thereunder or (b) without volume limitations.

Section 9.                Definitions. As used in this Schedule B, the following terms have the following meanings. Capitalized terms used but not defined below shall have the meanings ascribed to them in this Agreement to which this Schedule B is attached.

(a)               “Holder” means any holder of Registrable Securities.

(b)               “Registrable Securities” means (i) any Subscription Shares; (ii) any Ordinary Shares issued upon exercise of the Warrant Shares; and (iii) any other securities that may be issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) upon any split, dividend, combination or consolidation, recapitalization, reclassification or other similar event with respect to, or in exchange for or in replacement of, the Ordinary Shares referenced in clauses (i) and (ii) above.

(c)               “Registration” means a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

(d)               “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, depositary charges applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Section 6 above.

(e)               “Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

(f)                “Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

[Schedule B]

Exhibit A

Tranche I Warrants

[Exhibit A]

Warrant No.:

Date of Issuance:                 , 2021 (the “Issuance Date”)

WARRANT TO PURCHASE
CLASS A ORDINARY SHARES
OF
THE9 LIMITED

This Warrant (the “Warrant”) certifies that, for value received,                 and/or such entity that such person may designate in accordance with the Share Subscription and Warrant Purchase Agreement (as defined below) shall collectively be referred to as the “Holder”) is entitled to purchase                 1 Class A ordinary shares, with par value US$0.01 per share (“Class A Shares”) of The9 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), on the terms set forth herein.

This Warrant is issued pursuant to a Share Subscription and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of January 25, 2021 and entered into among the Company, the Holder and certain other parties thereto. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement.

1.                  Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Company hereby grants the Holder the right to purchase from the Company up to                  Class A Shares of the Company (the “Warrant Shares”) at the Exercise Price (as defined below), subject to adjustment and change as provided herein.

2.                  Exercise.

(a)               Exercise Price. Unless otherwise mutually agreed by the Holder and the Company, and subject to adjustment and change as provided herein, the per share purchase price for the Warrant Shares shall be US$0.1233 per Class A Share (the “Exercise Price”).

Notwithstanding any adjustment made in accordance with this Warrant or anything to the contrary in this Warrant, the aggregate Exercise Price shall in no event be less than the aggregate par value of the Warrant Shares at the time of exercise (the “Minimum Consideration”).

1 Note: Corresponding to the number applicable to each Purchaser.

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(b)              Exercise Period. Unless otherwise agreed by the Holder and the Company, this Warrant is exercisable, in whole but not in part, by the Holder on any day during the period (the “Exercise Period”) commencing on the Issuance Date, and ending on the third anniversary of the Issuance Date so long as the Market Capitalization of the Company shall be higher than US$100 million for any ten consecutive Trading Days within six (6) months of the Issuance Date (the “Vesting Condition”). For the purpose of this Warrant, “Market Capitalization” shall mean the market capitalization as reported by Bloomberg at www.bloomberg.com on a Trading Day, or if Bloomberg is not then reporting such figures, by a comparable reporting service of national reputation selected by the Company and reasonably satisfactory to the Holder. For the purpose of this Warrant, “Trading Day” shall mean a day on which trading in the ADSs (or other security for which a closing sale price must be determined) generally occurs on the Nasdaq or, if the ADSs (or such other security) are not then listed on the Nasdaq, on other principal U.S. national or regional securities exchange on which the ADSs (or such other security) are then listed or, if the ADSs (or such other security) are not then listed on a U.S. national or regional securities exchange, on other principal market on which the ADSs (or such other security) are then traded; provided that if the ADSs (or such other security) are not so listed or traded, “Trading Day” means a Business Day.

(c)               Form of Payment. Subject to Section 2(a), the aggregate Exercise Price for the Warrant Shares may be settled, in part or in whole, no later than the close of business on the tenth (10th) Business Day following the receipt of the Notice of Exercise (as defined below) by the Company from the Holder, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company, (ii) cryptocurrencies, or (iii) a combination of cash and cryptocurrencies set out in (i) and (ii) above, at the election of the Company determined on the date of receipt of the Notice of Exercise by the Company.

(d)              Issuance of Certificates; Acknowledgement. The exercise of this Warrant shall be effected by the delivery of the Warrant, together with a duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A, to the Company (the “Notice of Exercise”) and the payment of the Exercise price in accordance with Section 2(c). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date the Purchase Price for the Warrant Shares is paid to the Company. The Company shall deliver to the Holder within three (3) Business Days after its receipt of the executed Notice of Exercise: (i) a duly issued share certificate representing the Warrant Shares, and (ii) a certified true copy of the updated register of members of the Company reflecting the Holder’s ownership of the Warrant Shares with the issuance date of the Warrant Shares being the Purchase Price payment date, provided, however, that the aggregate Exercise Price shall be paid in accordance with Section 2(c).

3.                  Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and after payment of the aggregate Exercise Price in accordance with Section 2(c), be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof, except as provided under Applicable Laws, this Warrant and the memorandum and articles of association of the Company then in effect. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved a sufficient number of Class A Shares to provide for the exercise of the rights represented by this Warrant.

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4.                  Adjustment of Exercise Price and Warrant. The Exercise Price and/or Warrant shall be subject to adjustment from time to time as follows:

(a)               Share Splits, Share Subdivisions, Dividends or Combinations. In the event the Company shall at any time, or from time to time, effect a split or subdivision of the outstanding Ordinary Shares, the Exercise Price of this Warrant shall be proportionally decreased and the number of Class A Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any such share split or subdivision of the Class A Shares. Conversely, if the Company shall at any time, or from time to time, combine the outstanding Ordinary Shares into a smaller number of shares, the Exercise Price of this Warrant shall be proportionally increased and the number of Ordinary Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any such combination of the Ordinary Shares. Any adjustment under this paragraph shall become effective at the close of business on the date the share split, subdivision or combination becomes effective.

(b)              Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Ordinary Shares (or any shares or other securities at the time issuable upon exercise of this Warrant) payable in (i) shares or other securities of the Company; or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Class A Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or other securities of the Company or such other assets to which it would have been entitled upon such date as if it had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares or securities available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

(c)               Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

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(d)              Capital Reorganization, Merger or Consolidation. In case of any reorganization of the share capital of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment in accordance with Section 2(c), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers of the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e)               Notice of Adjustment. The Company shall promptly give the Holder of this Warrant written notice of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

5.                  Transfers of Warrant. This Warrant and all rights and obligations hereunder are transferable and assignable in whole or in part by the Holder (subject to compliance with the Act, other applicable securities laws and constitutional documents of the Company).

6.                  Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the event of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the event of any such mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

7.                  Amendment and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

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8.                  Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

9.                  Notices. Any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the Company or Holder, as applicable, given in accordance with this Section 9). Where such notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of sixty (60) hours after the letter containing the same is sent as aforesaid. Where a notice is sent by facsimile, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as provided above.

If notice to the Company:
Attn: George Lai
Address: 17 Floor, No. 130 Wu Song Road, Hong Kou District, Shanghai 200080, People’s Republic of China
Email: georgelai@corp.the9.com

If notice to the Holder:
Attn:

Address:

Email:

Contact No.:

10.              Headings. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

11.              Governing Law. This Warrant shall be governed by and construed in accordance with the laws of state of New York without giving effect to any choice or conflict of law provision or rule thereof.

12.              Dispute Resolution.

(a)               Any dispute, controversy, difference or claim arising out of or relating to this Warrant, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall first be attempted to be resolved through consultation between the Company and the Holder in good faith. Such resolution may include agreeing upon a proposed plan specifying the steps to be taken, and the time period for taking such steps. The Company and the Holder agree that all discussions contemplated under this Section 12 will be conducted in good faith and that such executives and officers will use their best efforts to resolve the Dispute and preserve the arrangements contemplated under this Warrant. Notwithstanding any other provision contained herein, either the Company or the Holder shall have the right in its sole discretion to seek emergency and/or interim measures at any time after the posting of a request for consultation.

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(b)              If the Dispute remains unresolved, either the Company or the Holder in its sole discretion may elect to submit the Dispute to be finally settled by arbitration with notice to the other party. The arbitration shall be conducted in Hong Kong and shall be administered by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. The arbitration tribunal shall consist of three (3) arbitrators. The language of the arbitration shall be English. The seat of the arbitration shall be Hong Kong. The decision of the arbitrators (by rule of majority) shall be final and binding on the Company and the Holder.

13.              Interpretation. For all purposes of this Warrant, except as otherwise expressly provided, (i) the term “or” is not exclusive; (ii) the terms defined herein and any capitalized terms used herein without definition shall include the plural as well as the singular, (ii) unless otherwise provided for, all references in this Warrant to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Warrant, (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision, and (vi) “include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the expression “without limitation”.

14.              No Presumption. The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Warrant against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Warrant, no presumption or burden of proof or persuasion will be implied because this Warrant was prepared by or at the request of any party or its counsel.

15.              Counterparts. This Warrant may be executed in two or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

16.              Severability. If one or more provisions of this Warrant are held to be unenforceable under any applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17.              Entire Agreement. This Agreement together with the other instruments and agreements referenced herein constitutes the entire agreement between the Parties with respect to the subject matter hereof.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the Company caused this Warrant to be executed by a director thereunto duly authorized.

Company:

The9 Limited

By:
Name:
Title:

ACCEPTED BY:

[Holder]

____________________________

[Signature Page to Warrant]

7

EXHIBIT A

FORM OF NOTICE OF EXERCISE

To:	The9 Limited

The undersigned hereby elects to purchase                                  Class A ordinary shares of The9 Limited, pursuant to the terms of the attached Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for immediate resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

Address:

Date:______________________

Name in which shares should be registered:

__________________________________

Exhibit B

Tranche II Warrants

[Exhibit B]

Warrant No.:

Date of Issuance:                  , 2021 (the “Issuance Date”)

WARRANT TO PURCHASE
CLASS A ORDINARY SHARES
OF
THE9 LIMITED

This Warrant (the “Warrant”) certifies that, for value received,                   and/or such entity that such person may designate in accordance with the Share Subscription and Warrant Purchase Agreement (as defined below) shall collectively be referred to as the “Holder”) is entitled to purchase                  1 Class A ordinary shares, with par value US$0.01 per share (“Class A Shares”) of The9 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), on the terms set forth herein.

This Warrant is issued pursuant to a Share Subscription and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of January 25, 2021 and entered into among the Company, the Holder and certain other parties thereto. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement.

1.                  Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Company hereby grants the Holder the right to purchase from the Company up to                   Class A Shares of the Company (the “Warrant Shares”) at the Exercise Price (as defined below), subject to adjustment and change as provided herein.

2.                  Exercise.

(a)               Exercise Price. Unless otherwise mutually agreed by the Holder and the Company, and subject to adjustment and change as provided herein, the per share purchase price for the Warrant Shares shall be US$0.1233 per Class A Share (the “Exercise Price”).

Notwithstanding any adjustment made in accordance with this Warrant or anything to the contrary in this Warrant, the aggregate Exercise Price shall in no event be less than the aggregate par value of the Warrant Shares at the time of exercise (the “Minimum Consideration”).

1 Note: Corresponding to the number applicable to each Purchaser.

1

(b)              Exercise Period. Unless otherwise agreed by the Holder and the Company, this Warrant is exercisable, in whole but not in part, by the Holder on any day during the period (the “Exercise Period”) commencing on the Issuance Date, and ending on the third anniversary of the Issuance Date so long as the Market Capitalization of the Company shall be higher than US$300 million for any ten consecutive Trading Days within twelve (12) months of the Issuance Date (the “Vesting Condition”). For the purpose of this Warrant, “Market Capitalization” shall mean the market capitalization as reported by Bloomberg at www.bloomberg.com on a Trading Day, or if Bloomberg is not then reporting such figures, by a comparable reporting service of national reputation selected by the Company and reasonably satisfactory to the Holder. For the purpose of this Warrant, “Trading Day” shall mean a day on which trading in the ADSs (or other security for which a closing sale price must be determined) generally occurs on the Nasdaq or, if the ADSs (or such other security) are not then listed on the Nasdaq, on other principal U.S. national or regional securities exchange on which the ADSs (or such other security) are then listed or, if the ADSs (or such other security) are not then listed on a U.S. national or regional securities exchange, on other principal market on which the ADSs (or such other security) are then traded; provided that if the ADSs (or such other security) are not so listed or traded, “Trading Day” means a Business Day.

(c)               Form of Payment. Subject to Section 2(a), the aggregate Exercise Price for the Warrant Shares may be settled, in part or in whole, no later than the close of business on the tenth (10th) Business Day following the receipt of the Notice of Exercise (as defined below) by the Company from the Holder, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company, (ii) cryptocurrencies, or (iii) a combination of cash and cryptocurrencies set out in (i) and (ii) above, at the election of the Company determined on the date of receipt of the Notice of Exercise by the Company.

(d)              Issuance of Certificates; Acknowledgement. The exercise of this Warrant shall be effected by the delivery of the Warrant, together with a duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A, to the Company (the “Notice of Exercise”) and the payment of the Exercise price in accordance with Section 2(c). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date the Purchase Price for the Warrant Shares is paid to the Company. The Company shall deliver to the Holder within three (3) Business Days after its receipt of the executed Notice of Exercise: (i) a duly issued share certificate representing the Warrant Shares, and (ii) a certified true copy of the updated register of members of the Company reflecting the Holder’s ownership of the Warrant Shares with the issuance date of the Warrant Shares being the Purchase Price payment date, provided, however, that the aggregate Exercise Price shall be paid in accordance with Section 2(c).

3.                  Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and after payment of the aggregate Exercise Price in accordance with Section 2(c), be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof, except as provided under Applicable Laws, this Warrant and the memorandum and articles of association of the Company then in effect. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved a sufficient number of Class A Shares to provide for the exercise of the rights represented by this Warrant.

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4.                  Adjustment of Exercise Price and Warrant. The Exercise Price and/or Warrant shall be subject to adjustment from time to time as follows:

(a)               Share Splits, Share Subdivisions, Dividends or Combinations. In the event the Company shall at any time, or from time to time, effect a split or subdivision of the outstanding Ordinary Shares, the Exercise Price of this Warrant shall be proportionally decreased and the number of Class A Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any such share split or subdivision of the Class A Shares. Conversely, if the Company shall at any time, or from time to time, combine the outstanding Ordinary Shares into a smaller number of shares, the Exercise Price of this Warrant shall be proportionally increased and the number of Ordinary Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any such combination of the Ordinary Shares. Any adjustment under this paragraph shall become effective at the close of business on the date the share split, subdivision or combination becomes effective.

(b)              Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Ordinary Shares (or any shares or other securities at the time issuable upon exercise of this Warrant) payable in (i) shares or other securities of the Company; or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Class A Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or other securities of the Company or such other assets to which it would have been entitled upon such date as if it had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares or securities available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

(c)               Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

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(d)              Capital Reorganization, Merger or Consolidation. In case of any reorganization of the share capital of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment in accordance with Section 2(c), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers of the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e)               Notice of Adjustment. The Company shall promptly give the Holder of this Warrant written notice of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

5.                  Transfers of Warrant. This Warrant and all rights and obligations hereunder are transferable and assignable in whole or in part by the Holder (subject to compliance with the Act, other applicable securities laws and constitutional documents of the Company).

6.                  Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the event of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the event of any such mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

7.                  Amendment and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

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8.                  Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

9.                  Notices. Any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the Company or Holder, as applicable, given in accordance with this Section 9). Where such notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of sixty (60) hours after the letter containing the same is sent as aforesaid. Where a notice is sent by facsimile, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as provided above.

If notice to the Company:
Attn: George Lai
Address: 17 Floor, No. 130 Wu Song Road, Hong Kou District, Shanghai 200080, People’s Republic of China
Email: georgelai@corp.the9.com

If notice to the Holder:
Attn:

Address:

Email:

Contact No.:

10.              Headings. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

11.              Governing Law. This Warrant shall be governed by and construed in accordance with the laws of state of New York without giving effect to any choice or conflict of law provision or rule thereof.

12.              Dispute Resolution.

(a)               Any dispute, controversy, difference or claim arising out of or relating to this Warrant, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall first be attempted to be resolved through consultation between the Company and the Holder in good faith. Such resolution may include agreeing upon a proposed plan specifying the steps to be taken, and the time period for taking such steps. The Company and the Holder agree that all discussions contemplated under this Section 12 will be conducted in good faith and that such executives and officers will use their best efforts to resolve the Dispute and preserve the arrangements contemplated under this Warrant. Notwithstanding any other provision contained herein, either the Company or the Holder shall have the right in its sole discretion to seek emergency and/or interim measures at any time after the posting of a request for consultation.

5

(b)              If the Dispute remains unresolved, either the Company or the Holder in its sole discretion may elect to submit the Dispute to be finally settled by arbitration with notice to the other party. The arbitration shall be conducted in Hong Kong and shall be administered by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. The arbitration tribunal shall consist of three (3) arbitrators. The language of the arbitration shall be English. The seat of the arbitration shall be Hong Kong. The decision of the arbitrators (by rule of majority) shall be final and binding on the Company and the Holder.

13.              Interpretation. For all purposes of this Warrant, except as otherwise expressly provided, (i) the term “or” is not exclusive; (ii) the terms defined herein and any capitalized terms used herein without definition shall include the plural as well as the singular, (ii) unless otherwise provided for, all references in this Warrant to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Warrant, (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision, and (vi) “include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the expression “without limitation”.

14.              No Presumption. The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Warrant against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Warrant, no presumption or burden of proof or persuasion will be implied because this Warrant was prepared by or at the request of any party or its counsel.

15.              Counterparts. This Warrant may be executed in two or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

16.              Severability. If one or more provisions of this Warrant are held to be unenforceable under any applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17.              Entire Agreement. This Agreement together with the other instruments and agreements referenced herein constitutes the entire agreement between the Parties with respect to the subject matter hereof.

[The remainder of this page has been intentionally left blank.]

6

IN WITNESS WHEREOF, the Company caused this Warrant to be executed by a director thereunto duly authorized.

Company:

The9 Limited

By:
Name:
Title:

ACCEPTED BY:

[Holder]

___________________________________

[Signature Page to Warrant]

EXHIBIT A

FORM OF NOTICE OF EXERCISE

To:	The9 Limited

The undersigned hereby elects to purchase                                              Class A ordinary shares of The9 Limited, pursuant to the terms of the attached Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for immediate resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

Address:

Date: __________________________

Name in which shares should be registered:

_____________________________________

Exhibit C

Tranche III Warrants

[Exhibit C]

Warrant No.:

Date of Issuance:                 , 2021 (the “Issuance Date”)

WARRANT TO PURCHASE
CLASS A ORDINARY SHARES
OF
THE9 LIMITED

This Warrant (the “Warrant”) certifies that, for value received,                  and/or such entity that such person may designate in accordance with the Share Subscription and Warrant Purchase Agreement (as defined below) shall collectively be referred to as the “Holder”) is entitled to purchase                 1 Class A ordinary shares, with par value US$0.01 per share (“Class A Shares”) of The9 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), on the terms set forth herein.

This Warrant is issued pursuant to a Share Subscription and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of January 25, 2021 and entered into among the Company, the Holder and certain other parties thereto. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement.

1.                  Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Company hereby grants the Holder the right to purchase from the Company up to                  Class A Shares of the Company (the “Warrant Shares”) at the Exercise Price (as defined below), subject to adjustment and change as provided herein.

2.                  Exercise.

(a)               Exercise Price. Unless otherwise mutually agreed by the Holder and the Company, and subject to adjustment and change as provided herein, the per share purchase price for the Warrant Shares shall be US$0.1233 per Class A Share (the “Exercise Price”).

Notwithstanding any adjustment made in accordance with this Warrant or anything to the contrary in this Warrant, the aggregate Exercise Price shall in no event be less than the aggregate par value of the Warrant Shares at the time of exercise (the “Minimum Consideration”).

1 Note: Corresponding to the number applicable to each Purchaser.

1

(b)              Exercise Period. Unless otherwise agreed by the Holder and the Company, this Warrant is exercisable, in whole but not in part, by the Holder on any day during the period (the “Exercise Period”) commencing on the Issuance Date, and ending on the third anniversary of the Issuance Date so long as the Market Capitalization of the Company shall be higher than US$500 million for any ten consecutive Trading Days within twenty-four (24) months of the Issuance Date (the “Vesting Condition”). In the event that the vesting condition of the Tranche II Warrants is not satisfied, this Warrant will be forfeited by the Company automatically with nil consideration. For the purpose of this Warrant, “Market Capitalization” shall mean the market capitalization as reported by Bloomberg at www.bloomberg.com on a Trading Day, or if Bloomberg is not then reporting such figures, by a comparable reporting service of national reputation selected by the Company and reasonably satisfactory to the Holder. For the purpose of this Warrant, “Trading Day” shall mean a day on which trading in the ADSs (or other security for which a closing sale price must be determined) generally occurs on the Nasdaq or, if the ADSs (or such other security) are not then listed on the Nasdaq, on other principal U.S. national or regional securities exchange on which the ADSs (or such other security) are then listed or, if the ADSs (or such other security) are not then listed on a U.S. national or regional securities exchange, on other principal market on which the ADSs (or such other security) are then traded; provided that if the ADSs (or such other security) are not so listed or traded, “Trading Day” means a Business Day.

(c)               Form of Payment. Subject to Section 2(a), the aggregate Exercise Price for the Warrant Shares may be settled, in part or in whole, no later than the close of business on the tenth (10th) Business Day following the receipt of the Notice of Exercise (as defined below) by the Company from the Holder, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company, (ii) cryptocurrencies, or (iii) a combination of cash and cryptocurrencies set out in (i) and (ii) above, at the election of the Company determined on the date of receipt of the Notice of Exercise by the Company.

(d)              Issuance of Certificates; Acknowledgement. The exercise of this Warrant shall be effected by the delivery of the Warrant, together with a duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A, to the Company (the “Notice of Exercise”) and the payment of the Exercise price in accordance with Section 2(c). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date the Purchase Price for the Warrant Shares is paid to the Company. The Company shall deliver to the Holder within three (3) Business Days after its receipt of the executed Notice of Exercise: (i) a duly issued share certificate representing the Warrant Shares, and (ii) a certified true copy of the updated register of members of the Company reflecting the Holder’s ownership of the Warrant Shares with the issuance date of the Warrant Shares being the Purchase Price payment date, provided, however, that the aggregate Exercise Price shall be paid in accordance with Section 2(c).

2

3.                  Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and after payment of the aggregate Exercise Price in accordance with Section 2(c), be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof, except as provided under Applicable Laws, this Warrant and the memorandum and articles of association of the Company then in effect. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved a sufficient number of Class A Shares to provide for the exercise of the rights represented by this Warrant.

4.                  Adjustment of Exercise Price and Warrant. The Exercise Price and/or Warrant shall be subject to adjustment from time to time as follows:

(a)               Share Splits, Share Subdivisions, Dividends or Combinations. In the event the Company shall at any time, or from time to time, effect a split or subdivision of the outstanding Ordinary Shares, the Exercise Price of this Warrant shall be proportionally decreased and the number of Class A Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any such share split or subdivision of the Class A Shares. Conversely, if the Company shall at any time, or from time to time, combine the outstanding Ordinary Shares into a smaller number of shares, the Exercise Price of this Warrant shall be proportionally increased and the number of Ordinary Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any such combination of the Ordinary Shares. Any adjustment under this paragraph shall become effective at the close of business on the date the share split, subdivision or combination becomes effective.

(b)              Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Ordinary Shares (or any shares or other securities at the time issuable upon exercise of this Warrant) payable in (i) shares or other securities of the Company; or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Class A Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or other securities of the Company or such other assets to which it would have been entitled upon such date as if it had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares or securities available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

(c)               Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

3

(d)              Capital Reorganization, Merger or Consolidation. In case of any reorganization of the share capital of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment in accordance with Section 2(c), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers of the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e)               Notice of Adjustment. The Company shall promptly give the Holder of this Warrant written notice of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

5.                  Transfers of Warrant. This Warrant and all rights and obligations hereunder are transferable and assignable in whole or in part by the Holder (subject to compliance with the Act, other applicable securities laws and constitutional documents of the Company).

6.                  Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the event of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the event of any such mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

7.                  Amendment and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

4

8.                  Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

9.                  Notices. Any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the Company or Holder, as applicable, given in accordance with this Section 9). Where such notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of sixty (60) hours after the letter containing the same is sent as aforesaid. Where a notice is sent by facsimile, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as provided above.

If notice to the Company:
Attn: George Lai
Address: 17 Floor, No. 130 Wu Song Road, Hong Kou District, Shanghai 200080, People’s Republic of China
Email: georgelai@corp.the9.com

If notice to the Holder:
Attn:

Address:

Email:

Contact No.:

10.              Headings. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

11.              Governing Law. This Warrant shall be governed by and construed in accordance with the laws of state of New York without giving effect to any choice or conflict of law provision or rule thereof.

12.              Dispute Resolution.

(a)               Any dispute, controversy, difference or claim arising out of or relating to this Warrant, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall first be attempted to be resolved through consultation between the Company and the Holder in good faith. Such resolution may include agreeing upon a proposed plan specifying the steps to be taken, and the time period for taking such steps. The Company and the Holder agree that all discussions contemplated under this Section 12 will be conducted in good faith and that such executives and officers will use their best efforts to resolve the Dispute and preserve the arrangements contemplated under this Warrant. Notwithstanding any other provision contained herein, either the Company or the Holder shall have the right in its sole discretion to seek emergency and/or interim measures at any time after the posting of a request for consultation.

5

(b)              If the Dispute remains unresolved, either the Company or the Holder in its sole discretion may elect to submit the Dispute to be finally settled by arbitration with notice to the other party. The arbitration shall be conducted in Hong Kong and shall be administered by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. The arbitration tribunal shall consist of three (3) arbitrators. The language of the arbitration shall be English. The seat of the arbitration shall be Hong Kong. The decision of the arbitrators (by rule of majority) shall be final and binding on the Company and the Holder.

13.              Interpretation. For all purposes of this Warrant, except as otherwise expressly provided, (i) the term “or” is not exclusive; (ii) the terms defined herein and any capitalized terms used herein without definition shall include the plural as well as the singular, (ii) unless otherwise provided for, all references in this Warrant to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Warrant, (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision, and (vi) “include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the expression “without limitation”.

14.              No Presumption. The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Warrant against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Warrant, no presumption or burden of proof or persuasion will be implied because this Warrant was prepared by or at the request of any party or its counsel.

15.              Counterparts. This Warrant may be executed in two or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

16.              Severability. If one or more provisions of this Warrant are held to be unenforceable under any applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17.              Entire Agreement. This Agreement together with the other instruments and agreements referenced herein constitutes the entire agreement between the Parties with respect to the subject matter hereof.

[The remainder of this page has been intentionally left blank.]

6

IN WITNESS WHEREOF, the Company caused this Warrant to be executed by a director thereunto duly authorized.

Company:

The9 Limited

By:
Name:
Title:

ACCEPTED BY:

[Holder]

___________________________________

[Signature Page to Warrant]

EXHIBIT A

FORM OF NOTICE OF EXERCISE

To:	The9 Limited

The undersigned hereby elects to purchase                                           Class A ordinary shares of The9 Limited, pursuant to the terms of the attached Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for immediate resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

Address:

Date: __________________________

Name in which shares should be registered:

_____________________________________

Exhibit D

Tranche IV Warrants

[Exhibit D]

Warrant No.:

Date of Issuance:               , 2021 (the “Issuance Date”)

WARRANT TO PURCHASE
CLASS A ORDINARY SHARES
OF
THE9 LIMITED

This Warrant (the “Warrant”) certifies that, for value received,                and/or such entity that such person may designate in accordance with the Share Subscription and Warrant Purchase Agreement (as defined below) shall collectively be referred to as the “Holder”) is entitled to purchase               1 Class A ordinary shares, with par value US$0.01 per share (“Class A Shares”) of The9 Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), on the terms set forth herein.

This Warrant is issued pursuant to a Share Subscription and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of January 25, 2021 and entered into among the Company, the Holder and certain other parties thereto. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement.

1.                  Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Company hereby grants the Holder the right to purchase from the Company up to                Class A Shares of the Company (the “Warrant Shares”) at the Exercise Price (as defined below), subject to adjustment and change as provided herein.

2.                  Exercise.

(a)               Exercise Price. Unless otherwise mutually agreed by the Holder and the Company, and subject to adjustment and change as provided herein, the per share purchase price for the Warrant Shares shall be US$0.2667 per Class A Share (the “Exercise Price”).

Notwithstanding any adjustment made in accordance with this Warrant or anything to the contrary in this Warrant, the aggregate Exercise Price shall in no event be less than the aggregate par value of the Warrant Shares at the time of exercise (the “Minimum Consideration”).

1 Note: Corresponding to the number applicable to each Purchaser.

1

(b)              Exercise Period. Unless otherwise agreed by the Holder and the Company, this Warrant is exercisable, in whole but not in part, by the Holder on any day during the period (the “Exercise Period”) commencing on the Issuance Date, and ending on the third anniversary of the Issuance Date so long as the Market Capitalization of the Company shall be higher than US$1.0 billion for any ten consecutive Trading Days within thirty-six (36) months of the Issuance Date (the “Vesting Condition”). In the event that the vesting condition of the Tranche II Warrants or the Tranche III Warrants is not satisfied, this Warrant will be forfeited by the Company automatically with nil consideration. For the purpose of this Warrant, “Market Capitalization” shall mean the market capitalization as reported by Bloomberg at www.bloomberg.com on a Trading Day, or if Bloomberg is not then reporting such figures, by a comparable reporting service of national reputation selected by the Company and reasonably satisfactory to the Holder. For the purpose of this Warrant, “Trading Day” shall mean a day on which trading in the ADSs (or other security for which a closing sale price must be determined) generally occurs on the Nasdaq or, if the ADSs (or such other security) are not then listed on the Nasdaq, on other principal U.S. national or regional securities exchange on which the ADSs (or such other security) are then listed or, if the ADSs (or such other security) are not then listed on a U.S. national or regional securities exchange, on other principal market on which the ADSs (or such other security) are then traded; provided that if the ADSs (or such other security) are not so listed or traded, “Trading Day” means a Business Day.

(c)               Form of Payment. Subject to Section 2(a), the aggregate Exercise Price for the Warrant Shares may be settled, in part or in whole, no later than the close of business on the tenth (10th) Business Day following the receipt of the Notice of Exercise (as defined below) by the Company from the Holder, by (i) wire transfer of immediately available funds in U.S. dollars to such bank account designated in writing by the Company, (ii) cryptocurrencies, or (iii) a combination of cash and cryptocurrencies set out in (i) and (ii) above, at the election of the Company determined on the date of receipt of the Notice of Exercise by the Company.

(d)              Issuance of Certificates; Acknowledgement. The exercise of this Warrant shall be effected by the delivery of the Warrant, together with a duly executed copy of the Notice of Exercise in the form attached hereto as Exhibit A, to the Company (the “Notice of Exercise”) and the payment of the Exercise price in accordance with Section 2(c). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date the Purchase Price for the Warrant Shares is paid to the Company. The Company shall deliver to the Holder within three (3) Business Days after its receipt of the executed Notice of Exercise: (i) a duly issued share certificate representing the Warrant Shares, and (ii) a certified true copy of the updated register of members of the Company reflecting the Holder’s ownership of the Warrant Shares with the issuance date of the Warrant Shares being the Purchase Price payment date, provided, however, that the aggregate Exercise Price shall be paid in accordance with Section 2(c).

3.                  Reservation of Shares. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance and after payment of the aggregate Exercise Price in accordance with Section 2(c), be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof, except as provided under Applicable Laws, this Warrant and the memorandum and articles of association of the Company then in effect. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved a sufficient number of Class A Shares to provide for the exercise of the rights represented by this Warrant.

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4.                  Adjustment of Exercise Price and Warrant. The Exercise Price and/or Warrant shall be subject to adjustment from time to time as follows:

(a)               Share Splits, Share Subdivisions, Dividends or Combinations. In the event the Company shall at any time, or from time to time, effect a split or subdivision of the outstanding Ordinary Shares, the Exercise Price of this Warrant shall be proportionally decreased and the number of Class A Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any such share split or subdivision of the Class A Shares. Conversely, if the Company shall at any time, or from time to time, combine the outstanding Ordinary Shares into a smaller number of shares, the Exercise Price of this Warrant shall be proportionally increased and the number of Ordinary Shares issuable upon exercise of this Warrant (or any shares or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any such combination of the Ordinary Shares. Any adjustment under this paragraph shall become effective at the close of business on the date the share split, subdivision or combination becomes effective.

(b)              Dividends or Distributions of Shares or Other Securities or Property. In the event the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Ordinary Shares (or any shares or other securities at the time issuable upon exercise of this Warrant) payable in (i) shares or other securities of the Company; or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the Class A Shares (or such other shares or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the shares or other securities of the Company or such other assets to which it would have been entitled upon such date as if it had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional shares or securities available to it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

(c)               Reclassification. If the Company, by reclassification of shares or otherwise, shall change any of the shares as to which purchase rights under this Warrant exist into the same or a different number of shares of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of shares as would have been issuable as the result of such change with respect to the shares that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be equitably adjusted, all subject to further adjustment as provided in this Section 4.

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(d)              Capital Reorganization, Merger or Consolidation. In case of any reorganization of the share capital of the Company (other than a combination, reclassification or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale or transfer of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, during the period specified herein and upon payment in accordance with Section 2(c), the number of shares or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers of the shares or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s board of directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(e)               Notice of Adjustment. The Company shall promptly give the Holder of this Warrant written notice of each adjustment or readjustment of the Exercise Price or the number of Warrant Shares or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

5.                  Transfers of Warrant. This Warrant and all rights and obligations hereunder are transferable and assignable in whole or in part by the Holder (subject to compliance with the Act, other applicable securities laws and constitutional documents of the Company).

6.                  Loss or Mutilation. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the event of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the event of any such mutilation upon surrender and cancellation of such Warrant, the Company will execute and deliver a new Warrant of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

7.                  Amendment and Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.

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8.                  Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

9.                  Notices. Any notice required or permitted pursuant to this Warrant shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address as shown below (or at such other address as such party may designate by fifteen (15) days’ advance written notice to the Company or Holder, as applicable, given in accordance with this Section 9). Where such notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a confirmation of delivery, and to have been effected at the expiration of sixty (60) hours after the letter containing the same is sent as aforesaid. Where a notice is sent by facsimile, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as provided above.

If notice to the Company:
Attn: George Lai
Address: 17 Floor, No. 130 Wu Song Road, Hong Kou District, Shanghai 200080, People’s Republic of China
Email: georgelai@corp.the9.com

If notice to the Holder:
Attn:

Address:

Email:

Contact No.:

10.              Headings. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

11.              Governing Law. This Warrant shall be governed by and construed in accordance with the laws of state of New York without giving effect to any choice or conflict of law provision or rule thereof.

12.              Dispute Resolution.

(a)               Any dispute, controversy, difference or claim arising out of or relating to this Warrant, including the existence, validity, interpretation, performance, breach or termination thereof or any dispute regarding non-contractual obligations arising out of or relating to it (the “Dispute”) shall first be attempted to be resolved through consultation between the Company and the Holder in good faith. Such resolution may include agreeing upon a proposed plan specifying the steps to be taken, and the time period for taking such steps. The Company and the Holder agree that all discussions contemplated under this Section 12 will be conducted in good faith and that such executives and officers will use their best efforts to resolve the Dispute and preserve the arrangements contemplated under this Warrant. Notwithstanding any other provision contained herein, either the Company or the Holder shall have the right in its sole discretion to seek emergency and/or interim measures at any time after the posting of a request for consultation.

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(b)              If the Dispute remains unresolved, either the Company or the Holder in its sole discretion may elect to submit the Dispute to be finally settled by arbitration with notice to the other party. The arbitration shall be conducted in Hong Kong and shall be administered by the Hong Kong International Arbitration Centre (“HKIAC”) in accordance with the HKIAC Administered Arbitration Rules in force when the Notice of Arbitration is submitted. The arbitration tribunal shall consist of three (3) arbitrators. The language of the arbitration shall be English. The seat of the arbitration shall be Hong Kong. The decision of the arbitrators (by rule of majority) shall be final and binding on the Company and the Holder.

13.              Interpretation. For all purposes of this Warrant, except as otherwise expressly provided, (i) the term “or” is not exclusive; (ii) the terms defined herein and any capitalized terms used herein without definition shall include the plural as well as the singular, (ii) unless otherwise provided for, all references in this Warrant to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Warrant, (iii) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (iv) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision, and (vi) “include,” “including,” “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the expression “without limitation”.

14.              No Presumption. The parties acknowledge that any applicable law that would require interpretation of any claimed ambiguities in this Warrant against the party that drafted it has no application and is expressly waived. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Warrant, no presumption or burden of proof or persuasion will be implied because this Warrant was prepared by or at the request of any party or its counsel.

15.              Counterparts. This Warrant may be executed in two or more counterparts and may be delivered by electronic PDF or facsimile transmission, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

16.              Severability. If one or more provisions of this Warrant are held to be unenforceable under any applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

17.              Entire Agreement. This Agreement together with the other instruments and agreements referenced herein constitutes the entire agreement between the Parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the Company caused this Warrant to be executed by a director thereunto duly authorized.

Company:

The9 Limited

By:
Name:
Title:

ACCEPTED BY:

[Holder]

___________________________________

[Signature Page to Warrant]

EXHIBIT A

FORM OF NOTICE OF EXERCISE

To:	The9 Limited

The undersigned hereby elects to purchase                                           Class A ordinary shares of The9 Limited, pursuant to the terms of the attached Warrant.

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for immediate resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

Address:

Date: __________________________

Name in which shares should be registered:

_____________________________________